Exhibit 1.1

EXECUTION VERSION

PERPETUAL TRUSTEE COMPANY LIMITED

SMART ABS SERIES 2015-3US TRUST

US$126,000,000 Class A-1 Asset Backed Fixed Rate Notes;

US$0 Class A-2a Asset Backed Fixed Rate Notes;

US$124,000,000 Class A-2b Asset Backed Floating Rate Notes;

US$95,000,000 Class A-3a Asset Backed Fixed Rate Notes; and

US$25,000,000 Class A-3b Asset Backed Floating Rate Notes.

US$ UNDERWRITING AGREEMENT

October 22, 2015

Citigroup Global Markets Inc., as Underwriter and as Representative of the Several Underwriters listed in Schedule I

Ladies and Gentlemen:

Perpetual Trustee Company Limited (ABN 42 000 001 007), a company incorporated in Australia (the “Issuer Trustee”), in its capacity as trustee of the SMART ABS Series 2015-3US Trust (as defined below) proposes to sell to Citigroup Global Markets Inc. (“Citigroup”) as Representative (in such capacity, the “Representative”) for J.P. Morgan Securities LLC (“J.P. Morgan”), Macquarie Capital (USA) Inc. (“Macquarie Capital”) and ANZ Securities, Inc. (“ANZ Securities”, and together with Citigroup, J.P. Morgan, and Macquarie Capital, the “Underwriters” and each such entity an “Underwriter”), US$126,000,000 aggregate principal amount of Class A-1 Asset Backed Fixed Rate Notes (the “Class A-1 Notes”); US$0 aggregate principal amount of Class A-2a Asset Backed Fixed Rate Notes (the “Class A-2a Notes”); US$124,000,000 aggregate principal amount of Class A-2b Asset Backed Floating Rate Notes (the “Class A-2b Notes”); US$95,000,000 aggregate principal amount of Class A-3a Asset Backed Fixed Rate Notes (the “Class A-3a Notes”); and US$25,000,000 aggregate principal amount of Class A-3b Asset Backed Floating Rate Notes (the “Class A-3b Notes”, and together with the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes and the Class A-3a Notes, the “US$ Notes”), to be issued by the Issuer Trustee as trustee of the SMART ABS Series 2015-3US Trust (the “Trust”). The Issuer Trustee will also at the same time issue its A$181,000,000 Class A-4 Asset Backed Floating Rate Notes; A$15,971,000 Class B Asset Backed Floating Rate Notes; and A$87,842,000 Seller Asset Backed Floating Rate Notes (collectively, the “Other Notes” and together with the US$ Notes, the “Notes”). Each Note will be secured by the assets of the Trust held by the Issuer Trustee in accordance with the Master Security Trust Deed, dated February 27, 2007 (as amended, supplemented or otherwise modified from time to time, the “Master Security Trust Deed”), among the Issuer Trustee, Macquarie Securities Management Pty

Limited (the “Manager”) (ABN 26 003 435 443) and P.T. Limited (ABN 61 004 454 666) (the “Security Trustee”) and the General Security Deed, dated October 14, 2015 (as the same may be amended, supplemented or otherwise modified from time to time, the “General Security Deed”), among the Issuer Trustee, the Manager, the Security Trustee and The Bank of New York Mellon, as trustee for the persons that are registered holders of the US$ Notes from time to time (the “US$ Note Trustee”). The assets of the Trust means all assets held by the Issuer Trustee from time to time as trustee of the Trust including, among other things, a pool of hire purchase receivables, lease contract receivables, loan contract receivables, and related rights under bills of sale and chattel mortgages relating to vehicles (the “SMART Receivables”). The Trust will be created pursuant to the Master Trust Deed, dated March 11, 2002 (as the same may be amended, supplemented or otherwise modified from time to time, the “Master Trust Deed”), between the Manager and the Issuer Trustee (as successor to Permanent Custodians Limited) and the Trust Creation Deed, dated October 8, 2015 (as the same may be amended, supplemented or otherwise modified from time to time, the “Trust Creation Deed”), executed by the Issuer Trustee. The US$ Notes will be issued pursuant to the US$ Note Trust Deed, to be dated on or about October 15, 2015 (as the same may be amended, supplemented or otherwise modified from time to time, the “US$ Note Trust Deed”), among the Issuer Trustee, Macquarie Leasing Pty Limited (ABN 38 002 674 982) (“MLPL”), the Manager and the US$ Note Trustee and the Series Supplement, dated October 15, 2015 (as the same may be amended, supplemented or otherwise modified from time to time, the “Series Supplement”), among the Manager, the Issuer Trustee, MLPL and Macquarie Bank Limited (ABN 46 008 583 542) (“Macquarie Bank”). The Manager and MLPL are each a “Macquarie Party” and collectively are referred to herein as the “Macquarie Parties”.

MLPL has prepared and filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), a shelf registration statement on Form S-3 (having the registration number 333-181822), including a form of prospectus, as amended by pre-effective amendment no. 1 relating to the US$ Notes. The registration statement as amended has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of this US$ Underwriting Agreement (the “Agreement”), the most recent such amendment shall have been declared effective by the Commission. Such registration statement, as amended at the time of effectiveness, including all material incorporated by reference therein and including all information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is referred to in this Agreement (as defined below) as the “Registration Statement.” MLPL proposes to file with the Commission pursuant to Rule 424(b) under the Act (“Rule 424(b)”) a supplement (such supplement, together with any amendment thereof or supplement thereto, is hereinafter referred to as the “Prospectus Supplement”) to the prospectus included in the Registration Statement (such prospectus, together with any amendment thereof or supplement thereto, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b) is hereinafter referred to as the “Base Prospectus”) relating to the US$ Notes and the method of distribution thereof. The Base Prospectus as supplemented by the Prospectus Supplement is hereinafter referred to as the “Prospectus.”

At or prior to the time when sales (including any Contracts of Sale (as defined below)) of the US$ Notes were first made to investors by the Underwriters, which shall be deemed to be 2:00 pm New York time on October 22, 2015, (the “Time of Sale”), MLPL had prepared the following information (together, as a whole, the “Time of Sale Information”): (i) the preliminary prospectus supplement dated October 14, 2015, and the base prospectus dated October 14, 2015 (together, the “Preliminary Prospectus”) and (ii) each Free Writing Prospectus (as hereinafter defined) used at or prior to the time of sale. “Free Writing Prospectus” means any “free writing prospectus”, as defined in Rule 405 under the Act relating to the US$ Notes that (i) is required to be filed with the Commission by MLPL, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5) (i) because it contains a description of the Notes or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in MLPL’s records pursuant to Rule 433(g). For the avoidance of doubt, each of the Ratings Free Writing Prospectus and the Pricing Free Writing Prospectus shall constitute a Free Writing Prospectus. “Ratings Free Writing Prospectus” means the free writing prospectus dated October 14, 2015. “Pricing Free Writing Prospectus” means the free writing prospectus dated October 22, 2015. The parties hereto acknowledge that no Free Writing Prospectus has been filed with the Commission other than the Ratings Free Writing Prospectus and the Pricing Free Writing Prospectus.

If the Manager, MLPL or an Underwriter determines or becomes aware that any “written communication” (as defined in Rule 405 under the Act) (including without limitation the Preliminary Prospectus) or oral statement (when considered in conjunction with all information conveyed at the time of the “contract of sale” within the meaning of Rule 159 under the Act and all Commission guidance relating to such rule (the “Contract of Sale”)) made or prepared by MLPL or such Underwriter contains an untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading at the time that a Contract of Sale was entered into, either MLPL or such Underwriter may prepare corrective information, with notice to the other parties; provided that any corrective information prepared by such Underwriter must be approved in writing by MLPL and the Representative, which approval, in each case, shall not be unreasonably withheld or delayed. Such Underwriter shall deliver such information in a manner reasonably acceptable to both parties, to any person with whom a Contract of Sale was entered into based on such written communication or oral statement, and such information shall provide any such person with the following:

(i)         adequate disclosure of the contractual arrangement;

(ii)        adequate disclosure of the person’s rights under the existing Contract of Sale at the time termination is sought;

(iii)       adequate disclosure of the new information that is necessary to correct the misstatements or omissions in the information given at the time of the original Contract of Sale; and

(iv)       a meaningful ability to elect to terminate or not terminate the prior Contract of Sale and to elect to enter into or not enter into a new Contract of Sale.

Any costs or losses incurred in connection with any such termination or reformation shall be paid by MLPL.

Notwithstanding anything to the contrary herein, in the event the Manager or MLPL becomes aware that, as of the Time of Sale, any Preliminary Prospectus contains or contained any untrue statement of material fact or omits or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with all Time of Sale Information) in light of the circumstances under which they were made, not misleading (a “Defective Prospectus”), the Manager or MLPL, as the case may be, shall promptly notify the Underwriters of such untrue statement or omission no later than one Business Day after discovery and MLPL shall, if requested by the Underwriters, prepare and deliver to the Underwriters an amended Preliminary Prospectus approved by the Underwriters that corrects material misstatements or omissions in a prior preliminary prospectus (a “Corrected Prospectus”).

When used in this Agreement, “Transaction Documents” shall mean the Master Trust Deed, the Deed of Assumption (as defined in the Series Supplement), the Master Security Trust Deed, the Master Sale and Servicing Deed (as defined in the Series Supplement), the US$ Note Trust Deed, the Series Supplement, the General Security Deed, the Agency Agreement (as defined in the Series Supplement), the Trust Creation Deed, the Currency Swap Agreement (as defined in the Series Supplement), each Currency Swap (as defined in the Series Supplement), the Fixed Rate Swap Agreement (as defined in the Series Supplement), the US$ Note Conditions (as defined in the Series Supplement), each Transfer Proposal and Letter of Offer (as defined in the Master Sale and Servicing Deed) and each Note. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Prospectus (as defined herein).

In this Agreement unless otherwise stated, a reference to the Issuer Trustee is a reference to the Issuer Trustee in its capacity as trustee of the Trust only, and in no other capacity. Any reference to the assets, business, property or undertaking of the Issuer Trustee, unless otherwise stated, is a reference to the Issuer Trustee in that capacity only.

Each of the Macquarie Parties, the Issuer Trustee and the Underwriters agrees as follows:

1.	Purchase and Sale.

(a)	The Issuer Trustee, at the direction of the Manager, agrees to sell the US$ Notes to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Issuer Trustee the respective principal amount of the US$ Notes set forth opposite such Underwriter’s name in Schedule I hereto at a price set forth below (expressed as a percentage of the initial principal amount of the respective class of US$ Notes):

US$ Notes	Price
Class A-1 Notes	100%

Class A-2a Notes	N/A
Class A-2b Notes	100%
Class A-3a Notes	99.99283%
Class A-3b Notes	100%

The selling concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the initial principal amount of the respective class of US$ Notes, shall be as set forth in Schedule VIII.

(b)	In connection with such purchase, MLPL will pay in immediately available funds on the Closing Date to each Underwriter a commission and discount equal to the respective principal amount of the US$ Notes set forth opposite such Underwriter’s name in Schedule I hereto at a rate set forth below (expressed as a percentage of the initial principal amount of the respective class of US$ Notes), which underwriting commission and discount shall be paid to the Representative on behalf of each of the Underwriters in an aggregate amount equal to US$925,000:

US$ Notes	Underwriting Commissions and Discounts
Class A-1 Notes	0.100%
Class A-2a Notes	N/A
Class A-2b Notes	0.295%
Class A-3a Notes	0.361%
Class A-3b Notes	0.361%

2.	Offering.

The Manager, MLPL and the Issuer Trustee understand that the Underwriters intend to make a public offering in the United States (and to make non-public offerings in other jurisdictions) of their respective portions of the Class A Notes, upon the terms specified in the Prospectus and in this Agreement, as soon after the parties hereto have executed and delivered this Agreement as in the judgment of the Representative is advisable. If the Prospectus specifies an initial public offering price or a method by which the price at which such US$ Notes are to be sold is determined, then after the US$ Notes are released for sale to the public, the Underwriters may vary from time to time the public offering price, selling concessions and reallowances to dealers that are members of the Financial Industry Regulatory Authority, Inc. and other terms of sale hereunder and under such selling arrangements.

3.	Delivery and Payment.

Subject to Section 7, payment for the US$ Notes shall be made no later than 12:00 noon, New York City time on October 29, 2015, by wire transfer in immediately available funds to the account specified by the Issuer Trustee to the Representative, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Manager may agree upon in writing. The time and date of such payment are referred to herein as the “Closing Date.” As used herein, the term “Business Day” means any day other than a Saturday, Sunday or a day on which banks are permitted or required to be closed in New York City, Sydney, Melbourne or London.

Payment for the US$ Notes shall be made against delivery to the US$ Note Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee for DTC, for the respective accounts of the several Underwriters of one or more fully registered, global book-entry notes in the form requested by the Underwriters in accordance with the terms of the US$ Note Trust Deed (the “Book-Entry Notes”) representing each of (i) US$126,000,000 in aggregate Invested Amount of the Class A-1 Notes, (ii) US$0 in aggregate Invested Amount of the Class A-2a Notes, (iii) US$124,000,000 in aggregate Invested Amount of the Class A-2b Notes, (iv) US$95,000,000 in aggregate Invested Amount of the Class A-3a Notes and (v) US$25,000,000 in aggregate Invested Amount of the Class A-3b Notes, with any transfer taxes payable in connection with the transfer to the Underwriters of the US$ Notes duly paid by the Manager. The Book-Entry Notes will be made available for inspection by the Underwriters at the office of Skadden, Arps, Slate, Meagher & Flom LLP, at Four Times Square, New York, New York 10036 not later than 1:00 p.m., New York City time, on the Business Day prior to the Closing Date. Interests in any Book-Entry Notes will initially be held only in book entry form through DTC.

4.	Representations, Warranties and Covenants by Underwriters.

(a)	No offering document or other form of disclosure in relation to the US$ Notes has been lodged with, or registered by, the Australian Securities and Investments Commission or the Australian Securities Exchange or any other exchange or authority. Accordingly, each of the Underwriters, severally and not jointly, represents and agrees as to itself alone that it has not offered and will not offer, for issue of the US$ Notes, and has not invited and will not invite applications for the issue of the US$ Notes or offer the US$ Notes for sale or invite offers to purchase the US$ Notes to a person, unless (i) the minimum amount payable to the relevant Underwriter by each person for the US$ Notes (after disregarding any amount paid or payable or lent by the Underwriter or any associate (as determined under sections 10 to 17 of the Corporations Act 2001 (Cth))) of the Underwriter, on acceptance of that offer by that person is at least A$500,000 (calculated in accordance with both section 708(9) of the Corporations Act 2001 (Cth) and regulation 7.1.18 of the Australian Corporations Regulations) (or its equivalent in another currency), or (ii) the offer, invitation or sale does not require disclosure to investors under Part 6D.2 of the Corporations Act 2001 (Cth), complies with the Corporations Act 2001 (Cth) and is not made to a person who is a “retail client” within the meaning of section 761G of the Corporations Act 2001 (Cth).

(b)

Each Underwriter agrees, severally and not jointly, that it will not sell US$ Notes it acquires under this Agreement to any person, or invite or induce offers from any person, for US$ Notes if the employees or other personnel of the Underwriter involved with making the offer or effecting the sale, knew, or had reasonable grounds to suspect (interpreted so as to have the same meaning as in sections 128F(3) and 128F(5) of the Income Tax Assessment Act 1936 (the “Tax Act”) and any ruling or determination issued by the Commissioner of Taxation in respect thereof), that such US$ Notes would be acquired directly or indirectly by any person specified in Schedule II or Schedule III or any person specified in writing to the Underwriter by the Issuer Trustee or Macquarie Bank or a Macquarie Party as being an associate (as defined in section 128F(9) of the Tax Act and as further described in section 128F(5) of the Tax Act) of the Issuer Trustee or Macquarie Bank or a Macquarie Party prior to the date falling 30 days after the date of this Agreement (unless in the case of a person so specified in writing, an offer, invitation or sale has been made to that person prior to that person being so specified).

(c)	Each Underwriter agrees, severally and not jointly, with the Issuer Trustee that, within 30 days of the date of this Agreement, it will offer all of the US$ Notes acquired by it pursuant to this Agreement for sale, or invite or induce offers to buy the US$ Notes by making bona fide offers of those US$ Notes to at least 10 persons each of which is carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in the financial market and none of whom are known, or suspected (interpreted so as to have the same meaning as in sections 128F(3) and 128F(5) of the Tax Act and any ruling or determination issued by the Commissioner of Taxation in respect thereof) by the employees or other personnel of the Underwriter involved with making the offer or effecting the sale, to be an associate (as defined in section 128F(9) of the Tax Act) of any of the other offerees.

(d)	Each Underwriter agrees that it will: (i) provide written advice to the Issuer Trustee and the Macquarie Parties within 40 days of the issue of US$ Notes specifying that it has complied with Section 4(c) if requested by the Issuer Trustee or Macquarie Party; and (ii) cooperate with reasonable requests from the Issuer Trustee or Manager for information for the purposes of assisting to demonstrate that the public offer test under section 128F of the Tax Act has been satisfied in respect of the US$ Notes; provided that no Underwriter shall be obliged to disclose the identity of the purchaser of any Note or any information the disclosure of which such identity might/would be capable of being ascertained or any information the disclosure of which would be contrary to or prohibited by any relevant law, regulation or directive or information which has been provided to the Underwriter on a confidential basis or is otherwise confidential to the purchaser of any Note or potential purchaser of any Note.

(e)

Each Underwriter severally, and not jointly, agrees that the distribution of the Time of Sale Information and the offering and sale of the US$ Notes in certain foreign jurisdictions may be restricted by law. The US$ Notes may not be offered or sold, directly or indirectly, and neither the Time of Sale Information nor any form of application, advertisement or other offering material may be issued, distributed or published in any country or jurisdiction, unless permitted under, and in accordance with, all applicable laws and regulations. Each Underwriter agrees severally, and not jointly, to comply with all applicable securities laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers US$ Notes or possesses or distributes the Time of Sale Information or any other offering material.

(f)	Each Underwriter severally, and not jointly, agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the US$ Notes except for any such arrangements with the other Underwriters or affiliates of the other Underwriters or with the prior written consent of the Manager and MLPL, and in all cases, provided that such Underwriter complies with the terms and conditions of this Agreement.

(g)	Each Underwriter severally, and not jointly, acknowledges and agrees (i) that it did not enter into any Contract of Sale for any US$ Notes prior to the Time of Sale and (ii) that it shall convey the Time of Sale Information and any amendments or supplements thereto prepared by MLPL and provided to the Underwriters prior to the Time of Sale to each person who purchases a US$ Note (or an interest therein) from such Underwriter prior to the Time of Sale.

(h)	Each Underwriter severally, and not jointly, acknowledges and agrees that it shall convey the Prospectus and any amendments or supplements thereto prepared by MLPL relating to such US$ Notes to each person who purchases a US$ Note (or an interest therein) from such Underwriter at or prior to delivery of the written confirmation of the sale of such US$ Notes to such person.

(i)

Each Underwriter severally, and not jointly, represents and warrants to MLPL, the Manager and the other Underwriters, and acknowledges and agrees that (i) on and prior to the date of this Agreement it has not delivered any written Rating Agency Information to any nationally recognized statistical rating organization (each, an “NRSRO”), other than the Rating Agency Information set forth in Schedule VII; (ii) as of the date of this Agreement, and until the Closing Date (and, only with respect to information set forth in clause (b) of the definition of Rating Agency Information below, after the Closing Date), it has not delivered and will not deliver any written Rating Agency Information to any NRSRO other than with the written consent of a Macquarie Party; and (iii) it has not communicated and will not communicate any Rating Agency Information orally to any NRSRO except in circumstances where an authorized representative of any Macquarie Party participated in such oral communications; provided, however, that if an Underwriter receives an oral communication from any NRSRO, such Underwriter is authorized to inform such NRSRO that it will respond to the oral communication with a designated representative from MLPL or will refer such NRSRO to MLPL who will respond to the oral communication. For the purposes of this Agreement, “Rating Agency Information” means any information provided to any NRSRO for the purpose of (a) determining the initial credit rating for the US$ Notes, including information about the characteristics of the SMART Receivables, the legal structure of the US$ Notes and the transactions contemplated by this Agreement and the Transaction Documents, or (b) undertaking credit rating surveillance on the US$ Notes and the transactions contemplated by this Agreement and the Transaction Documents, including information about the characteristics and performance of the SMART Receivables, the US$ Notes and the transactions contemplated by this Agreement and the Transaction Documents (as contemplated by paragraph (a)(3)(iii)(c) of Rule 17g-5). Notwithstanding any other provision of this Agreement, in no event shall the aggregate liability of any Underwriter arising out of any breach or breaches by such Underwriter of its representation and warranty or covenants set forth in this clause (i) exceed the aggregate amount of total discounts, commissions and fees received by such Underwriter pursuant to this Agreement.

(j)	Each Underwriter severally, and not jointly, acknowledges and agrees that, except as otherwise provided herein, no written information relating to the US$ Notes or the offering thereof has been delivered by it to potential investors in connection with the offering of the US$ Notes prior to the date hereof other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Macquarie Parties.

(k)	Each Underwriter severally, and not jointly, represents and warrants that it has not engaged any person to provide third-party “due diligence services” (as defined in Rule 17g-10 under the Exchange Act) or obtained any “third-party due diligence report” (as defined in Rule 15Ga-2(d) under the Exchange Act) with respect to the transaction contemplated by this Agreement.

5.	Representations and Warranties of the Macquarie Parties and the Issuer Trustee.

I.	The Issuer Trustee represents and warrants to each Underwriter and the Macquarie Parties as of the date of this Agreement, as of the Time of Sale (as defined above) and as of the Closing Date, and agrees with each Underwriter and the Macquarie Parties, that:

(a)	since the respective dates as of which information is provided in any of the Time of Sale Information, the Other Materials (as defined below) and the Prospectus (as defined below), there has been no material adverse change or any development involving a likely material adverse change in or affecting the business, management, results of operations, or condition (financial or otherwise) of the Issuer Trustee except as disclosed in the Time of Sale Information and the Prospectus, which is material in the context of the Issuer Trustee performing its obligations and duties under the US$ Notes and each Transaction Document to which it is or is to be a party;

(b)

it has been duly incorporated and is validly existing as a corporation under the Corporations Act 2001 (Cth), with the power and authority (corporate and other) to conduct its business as described in the Time of Sale Information and the Prospectus and to issue the US$ Notes and to act as required by this Agreement and each Transaction Document to which it is or is to be a party and, by law, to comply with the requirements of any legislation and subordinate legislation applicable to it and no other thing is required to be done by the Issuer Trustee (including without limitation the making of any filing or registration) in order to issue the US$ Notes or to execute and act as required by this Agreement and each Transaction Document to which it is or is to be a party;

(c)	it has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it conducts any business so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents;

(d)	this Agreement has been duly authorized and executed by the Issuer Trustee;

(e)	the US$ Notes have been duly authorized, and, when issued, delivered and paid for pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid, binding and enforceable obligations of the Issuer Trustee, entitled to the benefits provided by the US$ Note Trust Deed, the Series Supplement, the Master Trust Deed, the Master Security Trust Deed and the other Transaction Documents, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws or general principles affecting the enforcement of creditors rights generally and to general equitable principles. The execution, delivery and performance by the Issuer Trustee of each of the Transaction Documents to which it either is, or is to be, a party and this Agreement has been duly authorized by the Issuer Trustee, and, when executed and delivered by it and, each of the other parties thereto, each of the Transaction Documents and this Agreement will constitute a legal, valid and binding obligation of the Issuer Trustee, enforceable against it in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws or general principles affecting the enforcement of creditors rights generally and to general equitable principles;

(f)

it is not, nor with the giving of notice or lapse of time or both will be, in violation of or in default under, (i) its constitution or (ii) any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except in the case of (ii), for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents; the issue and sale of the US$ Notes and the performance by it of all of the provisions of its obligations under the US$ Notes, the Transaction Documents and this Agreement and the consummation of the transactions herein and therein contemplated will not (I) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets of the Trust is subject; (II) result in any violation of the provisions of (x) its constitution or (y) any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it, or any of its properties; or (III) other than the Prior Interest (as defined in the Master Security Trust Deed), result in the creation or imposition of any lien or encumbrance upon any of its property pursuant to the terms of any indenture, mortgage, contract or other instrument other than pursuant to the Transaction Documents which, in the case of clauses (I), (II)(y) and (III) above could reasonably be expected to have a material adverse effect on the transactions contemplated herein or in the Transaction Documents; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required by the Issuer Trustee for the issue and sale of the US$ Notes or the consummation by the Issuer Trustee of the transactions contemplated by this Agreement or the Transaction Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as may be required under state securities or “blue sky” laws in connection with the purchase and resale of the US$ Notes by the Underwriters;

(g)	other than as set forth in or contemplated by the Time of Sale Information and the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting the Issuer Trustee or the Trust or to which it is or may be a party or to which it or any property of the Trust is or may be the subject, (i) asserting the invalidity of this Agreement or of any of the Transaction Documents to which the Issuer Trustee is a party, (ii) seeking to prevent the issuance of the US$ Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents by the Issuer Trustee, (iii) that may adversely affect the United States federal or Australian federal or state income, excise, franchise or similar tax attributes of the US$ Notes, (iv) that could materially and adversely affect the Issuer Trustee’s performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents against the Issuer Trustee or (v) which could reasonably be expected to individually or in the aggregate have a material adverse effect on the interests of the holders of any of the US$ Notes;

(h)	the representations and warranties of the Issuer Trustee in respect of the Trust contained in the Transaction Documents are true and correct in all material respects as of the time as of which they were given therein;

(i)	to the Issuer Trustee’s knowledge, no event has occurred which would entitle the Manager to direct the Issuer Trustee to retire as trustee of the Trust under any Transaction Document;

(j)

it has not taken any corporate action and (to the best of its knowledge and belief having made reasonable inquiry and investigation) no other steps have been taken and subsist or legal proceedings been started and subsist or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, receiver and manager, administrator, provisional liquidator or similar officer of it or of any or all of its assets;

(k)	other than with respect to an Australian resident noteholder or a non-resident holding the US$ Notes at or through a permanent establishment in Australia who does not provide the Issuer Trustee with a tax file number or an Australian Business Number (where applicable) or proof of an appropriate exemption to quote such numbers, subject only to compliance with Section 128F of the Tax Act in relation to payments under the US$ Notes, no withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature will be imposed or made for or on account of any income, registration, transfer or turnover taxes, customs or other duties or taxes of any kind, levied, collected, withheld or assessed by or within, the Commonwealth of Australia, in connection with the authorization, execution or delivery of any of the Transaction Documents to which it is or is to be a party or with the authorization, execution, issue, sale or delivery of the US$ Notes or the performance by the Issuer Trustee of any of its obligations under the Transaction Documents to which it is or is to be a party or the US$ Notes, other than any stamp duty payable with respect to the execution of the Transaction Documents;

(l)	the US$ Notes and the obligations of the Issuer Trustee under the US$ Note Trust Deed and the Series Supplement will be secured (pursuant to the Master Security Trust Deed and the General Security Deed) by a first ranking security interest over the assets of the Trust subject only to the Prior Interest (as defined in the Master Security Trust Deed), the General Security Deed being duly registered and any stamp duty payable thereon being duly paid;

(m)	no event has occurred or circumstances arisen which, had the US$ Notes already been issued, would (whether or not with the giving of notice or direction and/or the passage of time and/or the fulfillment of any other requirement) oblige it to retire as Issuer Trustee or constitute grounds for its removal as Issuer Trustee under any Transaction Document or to the best of its knowledge constitute an Event of Default (as defined in the Master Security Trust Deed as modified by the General Security Deed);

(n)	it enters into this Agreement in its capacity as trustee of the Trust, the Trust is in existence and validly constituted and it has been validly appointed trustee, of and is the sole trustee of, the Trust; and

(o)	other than the US$ Notes there are no securities of the Issuer Trustee secured by any assets of the Trust registered under the Securities Exchange Act (the “Exchange Act”), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

II.	Each of MLPL and the Manager (provided that the representations and warranties set forth in Section 5(II)(a), 5(II)(l), and 5(II)(x) through (dd) are made by MLPL only)

represents and warrants (in respect of itself only) to each Underwriter and the Issuer Trustee, that as of the date of this Agreement, as of the Time of Sale and as of the Closing Date:

(a)	the Registration Statement has been filed with the Commission and has become effective and is still effective as of the date hereof. The conditions to the use of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, and the conditions of Rule 415 under the Act, have been satisfied with respect to the Registration Statement.

(b)	(A) as of the applicable effective date as to each part of the Registration Statement pursuant to Rule 430B(f)(2), and any amendment thereto under the Act, the Registration Statement complied, and on the date of this Agreement the Registration Statement will comply, in all material respects with the requirements of the Act and the rules and regulations of the Commission promulgated under the Act (the “Rules and Regulations”) and at such times did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) on the date of this Agreement, at the time of the filing of the Prospectus pursuant to Rule 424(b) and at the Closing Date, the Prospectus will comply in all material respects with the requirements of the Act and the Rules and Regulations and does not include, or will not include, any untrue statement of a material fact, nor does the Prospectus omit to state, nor will it omit to state, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements in or omissions from the Registration Statement or Prospectus, as applicable, based upon the Excluded Information;

(c)	the Time of Sale Information, as of its date and at the Time of Sale, (i) did, and on the Closing Date will, comply in all material respects with the requirements of the Act and the Rules and Regulations and (ii) did not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements in or omissions from the Time of Sale Information based upon the Excluded Information.

(d)	no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Manager or MLPL, threatened by the Commission; and no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission;

(e)

since the respective dates as of which information is given in the Time of Sale Information, the Other Materials and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations, taken as a whole, of any of the Macquarie Parties, otherwise than as set forth or contemplated in the Time of Sale Information, which is material in the context of it performing its obligations and duties under each Transaction Document to which it is or is to be a party;

(f)	it is a corporation duly incorporated and validly existing under the Corporations Act 2001 (Cth), it has the power and authority (corporate and other) to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus and to enter into and perform its obligations under this Agreement and the Transaction Documents to which it is a party and to carry out the transactions contemplated by such Transaction Documents; it has been duly qualified or licensed for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification or licensing, other than where the failure to be so qualified or licensed or in good standing would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents;

(g)	this Agreement has been duly authorized, executed and delivered by it;

(h)	each of the Transaction Documents to which it is or is to be a party has been duly authorized by it, and, when executed and delivered by it and each of the other parties thereto, each of the Transaction Documents to which it is or is to be a party will constitute a legal, valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws or general principles affecting the enforcement of creditors rights generally and to general equitable principles; and the Time of Sale Information and the Prospectus are fair summaries in all material respects of the US$ Notes and the Transaction Documents except to the extent the Transaction Documents relate solely to the Other Notes.

(i)

it is not, nor with the giving of notice or lapse of time or both would it be, in violation of or in default under, any Transaction Document to which it is or is to be a party, its constitution or any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents, the Underwriters, the Issuer Trustee, the issue and sale of the US$ Notes hereunder or the performance by it of all of the provisions of its obligations under the Transaction Documents and this Agreement and the consummation of the transactions herein and those contemplated in the Transaction Documents will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets are subject, nor will any such action result in any violation of the provisions of its constitution or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it, or any of its properties except for such conflict, breach, default or violation which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the US$ Notes hereunder or the consummation of the transactions contemplated by this Agreement or the Transaction Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Act, the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the latter, including such applicable rules and regulations, the “Trust Indenture Act”) and as may be required under state securities or “blue sky” laws of the United States in connection with the purchase and resale of the US$ Notes by the Underwriters;

(j)	other than as set forth or contemplated in the Time of Sale Information and the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of its knowledge, threatened against or affecting it or its properties or to which it is or may be a party or to which it or any of its property is or may be the subject, (i) asserting the invalidity of this Agreement or of any of the Transaction Documents to which it is or is to be a party, (ii) seeking to prevent the issuance of the US$ Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents to which it is or is to be a party, (iii) that may adversely affect the United States federal or Australian income, excise, franchise or similar tax attributes of the US$ Notes, (iv) that could materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents or (v) which could individually or in the aggregate reasonably be expected to have a material adverse effect on the interests of the holders of the US$ Notes or the marketability of the US$ Notes, and there are no contracts or other documents that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not described as required or are not filed as required;

(k)	the representations and warranties made by it in the Transaction Documents are true and correct in all material respects as of the time as of which they were given therein (provided that no representation and warranty is given in this subsection (k) with respect to the matters covered by subsection (l) below);

(l)

the representations and warranties given by MLPL to the Warehouse Trusts (as defined in the Prospectus) with respect to the SMART Receivables as of the cut-off date relating to each transfer of those SMART Receivables from MLPL to the relevant Warehouse Trust were true and correct in all material respects when made;

(m)	it owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Australian and United States federal, state, local and other governmental authorities (including United States regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to perform its obligations under this Agreement and the Transaction Documents, and it has not received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization; and it is in compliance with all laws and regulations necessary for the performance of its obligations under this Agreement and the Transaction Documents;

(n)	to the best of its knowledge, no event has occurred which would entitle the Manager to direct the Issuer Trustee to retire as trustee of the Trust under any Transaction Document;

(o)	it has not taken any corporate action nor (to the best of its knowledge and belief) have any other steps been taken and subsist or legal proceedings been started and subsist or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, receiver and manager, administrator, provisional liquidator or similar officer of it or of any or all of its assets;

(p)	other than with respect to an Australian resident noteholder or a non-resident holding the US$ Notes at or through a permanent establishment in Australia who does not provide the Issuer Trustee with a tax file number or an Australian Business Number (where applicable) or proof of an appropriate exemption to quote such numbers, subject only to compliance with Section 128F of the Tax Act in relation to payments under the US$ Notes, no withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature is imposed or made for or on account of any income, registration, transfer or turnover taxes, customs or other duties or taxes of any kind, levied, collected, withheld or assessed by or within, the Commonwealth of Australia or any sub-division of or authority therein or thereof having power to tax in such jurisdiction, in connection with the authorization, execution or delivery of the Transaction Documents to which it is to be a party or with the authorization, execution, issue, sale or delivery of the US$ Notes and the performance of its obligations under the Transaction Documents to which it is, or is to be, a party and the US$ Notes except for any of the Transaction Documents on which stamp duty is payable;

(q)	to the best of its knowledge, no event has occurred or circumstances arisen which, had the US$ Notes already been issued, would (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an Event of Default (as defined in the Master Security Trust Deed as modified by the General Security Deed);

(r)	it has not entered and will not enter into any contractual arrangement with respect to the distribution of the US$ Notes except for this Agreement;

(s)	the Trust (a) is, and solely after giving effect to the offering and sale of the US$ Notes and the application of the proceeds thereof in accordance with the Transaction will be, excluded from being an “investment company” as such term is defined in the Investment Company Act of 1940 as amended (the “Investment Company Act”) by Section 3(c)(5)(A) or Section 3(c)(6) thereunder or (b) is not, and solely after giving effect to the offering and sale of the US$ Notes and the application of the proceeds thereof in accordance with the Transaction Documents will not be, an “investment company” as such term is defined in Section 3(a)(1) of the Investment Company Act; the Trust is not a “covered fund” as defined in the final regulations issued December 10, 2013 implementing the “Volcker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act);

(t)	there have been no amendments to the Transaction Documents or to the Master Trust Deed in so far as the same relates to the Trust which have not been disclosed in writing to the Underwriters;

(u)	under the laws of the State of New South Wales the claims of the Underwriters against it under this Agreement will rank at least pari passu with the claims of all other unsecured and unsubordinated creditors except claims mandatorily preferred by law;

(v)	in any proceedings taken in the Commonwealth of Australia or in the state of New York in relation to the Transaction Documents or this Agreement, it will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process;

(w)	no forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Time of Sale Information or the Other Materials has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith and, on and as of the date of the Prospectus and the Closing Date, no forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Prospectus will have been made or reaffirmed without a reasonable basis or will have been disclosed other than in good faith;

(x)	MLPL has provided a written representation (the “17g-5 Representation”) to each NRSRO hired by the Macquarie Parties to rate the Notes (the “Rating Agencies”), which satisfies the requirements of paragraph (a)(3)(iii) of Rule 17g-5 of the Exchange Act;

(y)

it has complied with the 17g-5 Representation (other than any breach of the 17g-5 Representation that would not have a material adverse effect on the Notes or the rating of the Notes); provided, that no representation is made with respect to any breach of the 17g-5 Representation arising from a breach by any Underwriter of its obligations under Section 4(h). Each of the Macquarie Parties, severally and not jointly, will be fully responsible and liable to the Underwriters for full compliance with the 17g-5 Representation, including for posting on the applicable internet web site all Rating Agency Information communicated by Macquarie Bank Limited, or in the case of the Manager any subsidiary of Macquarie Bank Limited; provided, that the Macquarie Parties will not be responsible or liable for any breach of the 17g-5 Representation arising from a breach by any Underwriter of its obligations under Section 4(h). Each of the Macquarie Parties has authorized Macquarie Group Limited’s Group Treasury division to have communications on behalf of it with NRSROs relating to Rating Agency Information. No other affiliate of the Macquarie Parties has authority to act on behalf of the Macquarie Parties with respect to the matters relating to the 17g-5 Representation. The Macquarie Parties have not provided Rating Agency Information to any affiliate other than Macquarie Bank Limited;

(z)	it has complied with Rule 193 under the Act in connection with the offering of the Notes;

(aa)	the documents incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Act and the Exchange Act, and the rules and regulations of the Commission thereunder, provided that MLPL makes no representation or warranty regarding any documents incorporated by reference in the Registration Statement or the Prospectus under the section “The Currency Swaps and the Fixed Rate Swap – The Currency Swaps – The Currency Swap Provider”. When the Note Trust Deed is executed by all the parties thereto, it will conform in all material respects with the requirements of the Trust Indenture Act, and at all times thereafter will be duly qualified under the Trust Indenture Act;

(bb)	MLPL has satisfied all of its obligations under the Exchange Act and is eligible for use of Form S-3 under the Act;

(cc)	as of the Time of Sale, MLPL was not, and as of the Closing Date is not, an “ineligible issuer”, as defined in Rule 405 under the Act;

(dd)	MLPL has filed or will file the Preliminary Prospectus, each Free Writing Prospectus and any “issuer information” as defined under Rule 433(h) under the Act included in any Free Writing Prospectus permitted by this Agreement that is required to have been filed under the Act and the Rules and Regulations and it has done or will do so within the applicable periods of time required under the Act and the Rules and Regulations.

(ee)

No written information relating to the US$ Notes or the offering thereof has been delivered by it to potential investors in connection with the offering of the US$ Notes prior to the date hereof other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) and the Other Materials and such other materials agreed to in writing by the Underwriters.

(ff)	Neither MLPL nor the Manager has engaged any third-party to provide “due diligence services” (as defined in Rule 17g-10 under the Exchange Act) or obtained any “third-party due diligence report” (as defined in Rule 15Ga-2(d) under the Exchange Act) relating to the US$ Notes other than an independent public accounting firm acceptable to the Representative (the “Accounting Firm”), and the only report generated as a result of such engagement is the report of the Accounting Firm, dated October 14, 2015 (the “Accounting Firm’s Report”), a copy of which has been made available to the Underwriters prior to the furnishing of such report on EDGAR. The Accounting Firm’s Report is, as among the parties to this Agreement, deemed to have been obtained by MLPL pursuant to Rule 15Ga-2 and Rule 17g-10 of the Exchange Act. MLPL has complied with Rule 15Ga-2 under the Exchange Act with respect to any reports generated as a result of any engagement on behalf of MLPL or the Manager pursuant to Rules 15Ga-2 and 17g-10 under the Exchange Act, other than any breach arising from a breach by any Underwriter of the representation, warranty and covenant set forth in Section 4(k) of this Agreement.

6.	Covenants and Agreements by the Manager, MLPL and the Issuer Trustee.

I.	Each of MLPL and the Manager covenants and agrees with each of the several Underwriters as follows:

(a)	If filing of any Free Writing Prospectus, the Preliminary Prospectus or the Prospectus or any portion thereof is required under the Act (including, without limitation, Rule 424(b) or Rule 433 of the Commission), to file such Free Writing Prospectus, Preliminary Prospectus or Prospectus, properly completed, and any supplement thereto, pursuant to the Act (including, without limitation, Rule 424(b) or Rule 433, as applicable), within the prescribed time period and to furnish copies of any Free Writing Prospectus, the Preliminary Prospectus and the Prospectus to the Underwriters, provided that the distribution of such copies shall be at the Underwriters’ expense, in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representative may reasonably request.

(b)

To deliver, at the expense of MLPL, to the Representative upon its request up to 5 signed copies of the Registration Statement and each post-effective amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement and each post-effective amendment thereto, in each case without exhibits and, during the period of 90 days following the first date of public offering of the US$ Notes, to each of the Underwriters, as many copies of the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request, provided that the distribution of such copies shall be at the Underwriter’s expense.

(c)	Subject to Section 4, each of the Manager and MLPL hereby (A) authorizes the Underwriters to distribute copies of the Prospectus and any amended Prospectus or supplement to the Prospectus in accordance with the provisions of Section 4 hereof, (B) acknowledges that copies of the Time of Sale Information have already been distributed by the Underwriters with the consent of the Manager and MLPL and (C) acknowledges that copies of the materials set forth in Schedule IV hereto (the “Other Materials”) have already been distributed by the Underwriters with the consent of the Manager and MLPL.

(d)	For the period of 90 days following the Time of Sale, before filing any amendment or supplement to the Registration Statement or the Base Prospectus and the Prospectus Supplement, to furnish to the Representative a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representative reasonably objects.

(e)	If, at any time after the Closing Date and prior to the earlier of 90 days following the first resale of any US$ Notes by the Underwriters hereunder or the completion of the initial distribution of the US$ Notes by the Underwriters hereunder, either the Manager or MLPL becomes aware of the occurrence of any event as a result of which the Prospectus or Time of Sale Information as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with any applicable law, the Manager or MLPL, as the case may be, will promptly notify the Underwriters of such event and will promptly prepare, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriters’ consent to, nor the delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

(f)

So long as the US$ Notes are outstanding or until such time as the Representative advises MLPL that the Underwriters have ceased to maintain a secondary market in the US$ Notes, whichever occurs first, MLPL agrees that it will furnish to the Underwriters, to the extent not otherwise available from any publicly available source, (i) copies of each certificate, the annual statements of compliance and the annual independent certified public accountant’s audit report on the financial statements furnished to the Issuer Trustee pursuant to the Transaction Documents by first class mail as soon as practicable after such statements and reports are furnished to the Issuer Trustee, (ii) copies of each amendment to any of the Transaction Documents applicable to the Trust, (iii) on each day preceding a Distribution Date (as defined in the Series Supplement) or as soon thereafter as practicable, notice by email or facsimile to the Underwriters of the Note Factor (as defined in the note conditions set out in Schedule 7 of the US$ Note Trust

Deed, the “Note Conditions”), (iv) copies of all reports or other communications (financial or other) furnished to holders of the US$ Notes, and (v) from time to time such other information concerning the Trust, the Manager and/or MLPL as the Underwriters may reasonably request.

(g)	To the extent, if any, that the ratings provided with respect to the US$ Notes by the Rating Agencies are conditional upon the furnishing of documents or the taking of any other action by the Manager or MLPL, each of the Manager and MLPL shall use its reasonable efforts to furnish such documents and take any other such action.

(h)	Each of the Manager and MLPL will, upon reasonable request, assist the Underwriters to make arrangements with DTC, Euroclear and Clearstream, Luxembourg concerning the issue of the US$ Notes and related matters.

(i)	Each of MLPL and the Manager will not take, or cause to be taken, any action and will not knowingly permit any action to be taken which it knows or has reason to believe would result in the US$ Notes not being assigned the ratings referred to in Section 7(n) below.

(j)	The Manager will cause the security interest created by or contained in the Master Security Trust Deed and the General Security Deed to be perfected by registration on the PPS Register.

(k)	Each of MLPL and the Manager agrees that it will comply with all laws, regulations and orders of Governmental Agencies (as defined in the Master Trust Deed) binding on it where a breach may have a material adverse effect on the performance by it of its obligations under this Agreement.

(l)	Each of MLPL and the Manager agrees to notify the Issuer Trustee and the Underwriters immediately upon it becoming actually aware of any condition, event or act which with the giving of notice and/or the lapse of time and/or any determination or certification would constitute a material breach of any Transaction Document or this Agreement or an Event of Default (as defined in the Master Security Trust Deed as modified by the General Security Deed).

(m)	Each of MLPL and the Manager agrees to notify each Underwriter promptly of any act, condition, matter or thing of which it becomes aware prior to the Closing Date which would render its representations and warranties set forth in Section 5(II) untrue or inaccurate in any material respect if the same were made or repeated with reference to the facts and circumstances then existing.

(n)

Without the prior written consent of the Underwriters, none of the Macquarie Parties shall, and shall not direct the Issuer Trustee to, and each of the Macquarie Parties shall cause their affiliates not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued by Issuer Trust under the SMART Securitization Program or any asset-backed securities backed by hire purchase receivables, lease contract receivables, loan contract receivables, and related rights under bills of sale or chattel mortgages relating to vehicles originated by MLPL (other than the Notes or under any warehouse trust or facility), in the United States for a period of 60 days from the date of the Prospectus.

(o)	None of the Macquarie Parties shall, and each of the Macquarie Parties shall cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the US$ Notes.

(p)	Each of the Macquarie Parties shall do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and each of the Macquarie Parties shall use its best efforts to satisfy all conditions precedent on its part to the delivery of the US$ Notes.

(q)	Each of the Macquarie Parties acknowledges that no written information relating to the US$ Notes or the offering thereof may be delivered to potential investors in connection with the offering of the US$ Notes other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Underwriters.

(r)	Each of the Macquarie Parties will comply with the 17g-5 Representation (other than any breach of the 17g-5 Representation that would not have a material adverse effect on the Notes or the rating of the Notes); provided, that no representation is made with respect to any breach arising from a breach by any Underwriter of its obligations under Section 4(h). Each of the Macquarie Parties, severally and not jointly, will be fully responsible and liable to the Underwriters for full compliance with the 17g-5 Representation, including for posting on the applicable internet web site all Rating Agency Information communicated by Macquarie Bank Limited; or, in the case of the Manager only, any subsidiary of Macquarie Bank Limited, provided that the Macquarie Parties will not be responsible or liable for any breach of the 17g-5 Representation arising from a breach by any Underwriter of its obligations under Section 4(h). Each Macquarie Party has authorized Macquarie Group Limited’s Group Treasury division to have communications on behalf of it with NRSROs relating to Rating Agency Information. No other affiliate of the Macquarie Parties has authority to act on behalf of the Macquarie Parties with respect to the matters relating to the 17g-5 Representation and the Macquarie Parties will not authorize any other affiliate to so act. The Macquarie Parties have not provided and will not provide Rating Agency Information to any affiliate other than Macquarie Bank Limited.

(s)

MLPL shall file with the Commission, within the applicable period of time required under the Act and the rules and regulations of the Commission thereunder, any Free Writing Prospectus delivered to investors in accordance with this Section, that MLPL is required to file under the Act and the rules and regulations of the commission thereunder.

II.	The Issuer Trustee covenants and agrees with each of the several Underwriters and each of the Macquarie Parties as follows:

(a)	to use the net proceeds received by the Issuer Trustee from the sale of the US$ Notes pursuant to this Agreement in the manner specified in the Prospectus under the caption “Use of Proceeds”;

(b)	to notify the Underwriters and the Macquarie Parties promptly after it becomes actually aware of any matter which would make any of its representations and warranties in this Agreement untrue if given at any time prior to payment being made to the Issuer Trustee on the Closing Date and take such steps as may be reasonably requested by the Representative to remedy the same;

(c)	to use all reasonable efforts to procure satisfaction on or before the Closing Date of the conditions referred to in Section 7 below and, in particular, the Issuer Trustee shall execute those of the Transaction Documents not executed on the date hereof on or before the Closing Date;

(d)	to perform all of its obligations under each of the Transaction Documents to which it is a party which are required to be performed prior to or simultaneously with the closing on the Closing Date;

(e)	not to take, or cause to be taken, any action or knowingly permit any action to be taken which it knows or has reason to believe would result in the US$ Notes not being assigned the ratings referred to in Section 7(n) below;

(f)	not, prior to or on the Closing Date, to amend the terms of any Transaction Document nor execute any of the Transaction Documents other than in the agreed form without the consent of the Underwriters;

(g)	subject to any applicable law, to give to the Underwriters any other information that the Underwriters reasonably request from time to time in respect of the Trust or the Transaction Documents and which the Underwriters have been unable to obtain from MLPL or the Manager;

(h)	to comply with all laws, regulations and orders of Governmental Agencies binding on it where a breach may have a material adverse effect on the performance by it of its obligations under this Agreement;

(i)	To the extent, if any, that the ratings provided with respect to the US$ Notes by any Rating Agency are conditional upon the furnishing of documents or the taking of any other action by the Issuer Trustee, the Issuer Trustee shall use its reasonable efforts to furnish such documents and take any other such action;

(j)	The Issuer Trustee shall not, and shall cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the US$ Notes;

(k)	The Issuer Trustee shall do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and the Issuer Trustee shall use its reasonable efforts to satisfy all conditions precedent on its part to the delivery of the US$ Notes;

(l)	The Issuer Trustee acknowledges that no written information relating to the US$ Notes or the offering thereof may be delivered to potential investors in connection with the offering of the US$ Notes other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Underwriters; and

(m)	Without the prior written consent of the Underwriters, the Issuer Trustee shall not and the Issuer Trustee shall cause its affiliates not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued by Issuer Trust under the SMART Securitization Program or any asset-backed securities backed by hire purchase receivables, lease contract receivables, loan contract receivables, and related rights under bills of sale or chattel mortgages relating to vehicles originated by MLPL (other than the Notes or under any warehouse trust or facility), in the United States for a period of 60 days from the date of the Prospectus.

7.	Conditions to the Obligations of the Underwriters.

The several obligations of the Underwriters hereunder are subject to the performance by the Macquarie Parties and the Issuer Trustee of their obligations hereunder and to the following additional conditions:

(a)	the Registration Statement shall have become effective, or if a post-effective amendment is required to be filed under the Act, such post-effective amendment shall have become effective, not later than 5:00 p.m., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(I)(a) hereof; and all requests for additional information by the Representative with respect thereto shall have been complied with to the satisfaction of the Representative;

(b)	the representations and warranties of each of the Macquarie Parties and the Issuer Trustee contained herein are true and correct on and as of the Closing Date, the representations and warranties of the Macquarie Parties in the Transaction Documents are true and correct as of the dates as of which they are made therein and each Macquarie Party and the Issuer Trustee shall have complied with all material agreements and all material conditions on its part to be performed or satisfied hereunder and under the Transaction Documents at or prior to the Closing Date;

(c)	since the respective dates as of which information is provided in the Time of Sale Information, the Other Materials and the Prospectus, there shall not have been any material adverse change, or any development involving a likely material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of any Macquarie Party or Macquarie Bank, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information, the Other Materials and the Prospectus, the effect of which in the reasonable judgment of any of the Underwriters makes it impracticable or inadvisable to proceed with completion of the offering or the sale of and payment for the US$ Notes on the terms and in the manner contemplated in the Prospectus;

(d)	the Underwriters shall have received on and as of the Closing Date a certificate of an executive officer of each Macquarie Party, with specific knowledge about financial matters of such Macquarie Party substantially in the forms attached hereto as Schedule VI;

(e)	Allen & Overy, Australian counsel for the Macquarie Parties, shall have furnished to the Underwriters their written opinion, dated on or prior to the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(f)	the Underwriters on or prior to the Closing Date shall have received letters, dated the date thereof, from (i) the Accounting Firm, in form and substance satisfactory to the Underwriters and counsel for the Underwriters, confirming that they are independent of Macquarie Group Limited in accordance with the requirements of the Corporations Act 2001 and the Accounting Professional Ethics Standards Board’s APES 110 “Code of Ethics for Professional Accountants” and stating in effect that they have determined that certain information of an accounting, financial or statistical nature set forth in the Offering Document (and any amendments thereto prepared by the Macquarie Parties) agrees with the accounting records of the Manager and MLPL, excluding any questions of legal interpretation, and (ii) the Accounting Firm, in form and substance satisfactory to the Underwriters, stating in effect that they have performed certain specified proceedings with respect to the SMART Receivables;

(g)	Mayer Brown LLP, special United States counsel to the Underwriters, shall have furnished to the Underwriters their negative assurance letter, dated the Closing

Date, with respect to the Prospectus and Time of Sale Information, and such counsel shall have received such papers and information as they may reasonably request to enable them to deliver such negative assurance letter;

(h)	Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel for the Macquarie Parties, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(i)	Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel to the Macquarie Parties, shall have furnished to the Underwriters their negative assurance letter, dated the Closing Date, with respect to the Prospectus and Time of Sale Information, and such counsel shall have received such papers and information as they may reasonably request to enable them to deliver such negative assurance letter;

(j)	Minter Ellison, counsel for the Issuer Trustee and the Security Trustee, shall have furnished to the Underwriters their written opinion, dated on or prior to the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(k)	Emmet, Marvin & Martin, LLP, counsel for the US$ Note Trustee, shall have furnished to the Underwriters their written opinion regarding certain matters concerning the US$ Note Trustee, dated the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(l)	King & Wood Mallesons, counsel for the Currency Swap Counterparty, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(m)	The Underwriters shall have received a letter or letters from each counsel delivering any written opinion to any Rating Agency in connection with the transaction described in this Agreement which opinion is not otherwise described in this Agreement allowing the Underwriters to rely on such opinion as if it were addressed to the Underwriters;

(n)	As of the Closing Date, the US$ Notes shall be rated by the Rating Agencies as set forth in the Ratings Free Writing Prospectus, such ratings shall not have been rescinded and no public announcement shall have been made by any Rating Agency that the rating of any Class of US$ Notes has been placed under review;

(o)	The execution and delivery by all parties thereto of the Transaction Documents on or prior to the Closing Date;

(p)	MLPL or its affiliate shall have purchased and paid for each of the Other Notes;

(q)	If this Agreement is executed under a power of attorney by the Issuer Trustee or by the Manager, the Underwriters shall have received a certified copy of each of such power of attorney; and

(r)	The Underwriters shall have received evidence that each of the conditions precedent to the issuance of the US$ Notes set forth in any of the Transaction Documents has been satisfied.

8.	Indemnification and Contribution.

(a)

Each of the Macquarie Parties, jointly and severally, agrees to indemnify and hold harmless each Underwriter, each affiliate of an Underwriter and its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities (including, without limitation, reasonable legal fees and other expenses in connection with any suit, action or proceeding or any claim asserted) that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto prepared by the Macquarie Parties, the Other Materials or the Time of Sale Information, or any Form ABS-15G furnished to the Commission on EDGAR with respect to the transactions contemplated by this Agreement, or any amendment or supplement thereto prepared by the Macquarie Parties, or caused by any omission or alleged omission to state in any of the Registration Statement, the Prospectus, the Other Materials or the Time of Sale Information or any Form ABS-15G furnished to the Commission on EDGAR with respect to the transactions contemplated by this Agreement (taken together with the Time of Sale Information) a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the Macquarie Parties will be liable in any such case to the extent that any such loss, claim, damage or liability is caused by an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Excluded Information (as defined below) and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from the Registration Statement (or any amendment or supplement thereto prepared by the Macquarie Parties), the Time of Sale Information (or any amendment or supplement thereto prepared by the Macquarie Parties) or the Prospectus (or any amendment or supplement thereto prepared by the Macquarie Parties), as applicable, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Underwriter, to the extent that the Time of Sale Information (and any amendments or supplements thereto prepared by the Macquarie Parties) and the Prospectus (and any amendments or supplements thereto) were required to be delivered to the applicable purchaser of US$ Notes pursuant to Section 4(g) in connection with such purchase and any such loss, claim, damage or liability of any Underwriter to such purchaser of US$ Notes results from the fact that there was not sent or given to such purchaser of US$ Notes a copy of the Time of Sale Information (and any amendments or supplements thereto prepared by the Macquarie Parties) and the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) in each case, in accordance with the delivery requirements set forth in Section 4(g), if the Manager had previously furnished copies thereof to such Underwriter prior to the time such Underwriter was required to deliver the Time of Sale Information (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties), as applicable, pursuant to Section 4(g).

(b)	Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Issuer Trustee and each of the Macquarie Parties, and their respective directors and officers who have prepared and will prepare the Time of Sale Information and the Prospectus, and each person that controls any of the Issuer Trustee or the Macquarie Parties within the meaning of Section 15 of the Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Macquarie Parties to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Issuer Trustee or a Macquarie Party in writing by such Underwriter directly or through the Representative expressly for use in the Time of Sale Information and Prospectus, or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information encircled in the pages attached hereto as Schedule V (the “Excluded Information”).

(c)

If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to subsections (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Person”) in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter and such control persons of any of the Underwriters shall be designated in writing by the Underwriters and any such separate firm for the Macquarie Parties, the Issuer Trustee, any of their respective directors and officers who have prepared or will prepare the Prospectus and any such control persons of any of the Macquarie Parties shall be designated in writing by the Manager. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this subsection (c), the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (i) does not include a statement as to or admission of, fault, culpability or a failure to act by or on behalf of any such Indemnified Person, and (ii) includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

(d)

If the indemnification provided for in subsections (a) or (b) above is unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such subsection, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Macquarie Parties and the Issuer Trustee on the one hand, and the Underwriters on the other, from the offering of the US$ Notes, and (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Macquarie Parties and the Issuer Trustee on the one hand, and of the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Macquarie Parties and the Issuer Trustee on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the total net proceeds from the offering (before deducting expenses) received by the Macquarie Parties and the Issuer Trustee, on the one hand, and the total discounts, commissions and fees received by the Underwriters with respect to the US$ Notes purchased pursuant to this Agreement, on the other hand, respectively bear to the total gross proceeds from the sale of the US$ Notes pursuant to this Agreement. The relative fault of the Macquarie Parties and the Issuer Trustee on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Macquarie Parties or the Issuer Trustee or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

The Macquarie Parties, the Issuer Trustee and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in this subsection (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total discounts, commissions and fees received by such Underwriter exceed the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of the US$ Notes set forth opposite their names in Schedule I hereto, and not joint.

(e)	The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Macquarie Parties, the Issuer Trustee and the Underwriters set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Macquarie Parties or the Issuer Trustee, its officers or directors or any other person controlling the Macquarie Parties or the Issuer Trustee and (iii) acceptance of and payment for any of the US$ Notes.

(f)	Notwithstanding the foregoing, the failure by any Indemnified Person to notify the Indemnifying Person shall not relieve the Indemnifying Person from any liability which it may have under this Section 8 to such Indemnified Person, except to the extent that it has been prejudiced in any material respect by such failure, and provided that the failure by any Indemnified Person to notify the Indemnifying Person shall not relieve the Indemnifying Person from any liability which it may have otherwise than under this Section 8.

(g)	The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

9.	Termination.

Notwithstanding anything herein contained, this Agreement, other than provisions hereof which by the terms hereof survive the termination hereof, may be terminated in the absolute discretion of any of the Underwriters, by notice given to the Manager, if (A) the Closing Date has not occurred on or prior to October 29, 2015, or (B) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange or minimum prices have been set for trading on such exchange, (ii) trading of any securities of or guaranteed by any of Macquarie Bank, the Macquarie Parties or the Issuer Trustee shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York, Sydney, Australia or London, England shall have been declared by either United States federal, New York State, Commonwealth of Australia, New South Wales State or related United Kingdom authorities or any other material disruption in commercial banking, securities settlement or clearing services shall have occurred in the United States or Australia, (iv) in the reasonable opinion of any Underwriter there has occurred a change, or any development involving a prospective change, in or affecting the business or properties of any of the Macquarie Parties or Australian, United States or international financial, political (including without limitation any outbreak or escalation of hostilities or any declaration of national emergency or war by the United States or Australia) or economic conditions or currency exchange rates or exchange controls as would be likely to materially impair the investment quality of the US$ Notes or makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the US$ Notes on the terms and in the manner contemplated in the Time of Sale Information and Prospectus.

10.	Effectiveness of Agreement; Default of Underwriters.

This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase US$ Notes which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of the US$ Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the US$ Notes to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of the US$ Notes set forth opposite their respective names in Schedule I bears to the aggregate principal amount of US$ Notes set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the US$ Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of the US$ Notes that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of US$ Notes without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase US$ Notes which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of US$ Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of US$ Notes to be purchased on such date, and arrangements satisfactory to the Underwriters and the Manager for the purchase of such US$ Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, MLPL or the Manager. In any such case either the Issuer Trustee, MLPL or the Manager shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11.	Expenses.

MLPL agrees and in each case whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated pursuant to Section 9 or otherwise (except in relation to a material breach of this Agreement by an Underwriter that causes the failure of the consummation of the transactions contemplated herein), to: (i) pay all fees, costs and expenses incident to the performance of its obligations hereunder, including, without limitation, rating agency fees, auditor fees and printer fees, (ii) reimburse each Underwriter and their respective affiliates promptly upon request for all reasonable out-of-pocket costs and expenses incurred by such Underwriter or its affiliates in connection with this Agreement or the transactions contemplated hereby, including without limitation travel expenses, printing costs, rating agency fees, and the reasonable fees and disbursements of counsel to the Underwriters; provided that such amounts have been agreed by MLPL and any such payments shall be made without prejudice to the rights or remedies of MLPL or the Manager, as applicable, related to any termination of this Agreement and (iii) pay any stamp duty or other issue, transaction, value added or similar tax, fee or duty (including court fees) in relation to the execution of the Transaction Documents or in connection with the issue and distribution of the US$ Notes or the enforcement or delivery of this Agreement. This Section 11 shall survive the termination of this Agreement.

12.	Consent to Jurisdiction; Appointment of Agent to Accept Service of Process.

Each of the Macquarie Parties and the Issuer Trustee and each of the Underwriters hereby submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Macquarie Parties irrevocably appoints Macquarie Bank Limited Representative Office, 125 West 55th Street, 22nd Floor, New York, New York 10019 and the Issuer Trustee irrevocably appoints CT Corporation, 111 Eighth Avenue, New York, New York 10011, to act as authorized agents for the Macquarie Parties and the Issuer Trustee, respectively, in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service or process upon such agent, and written notice of said service to it by the person servicing the same to the address provided in Section 19, shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Each of the Macquarie Parties and the Issuer Trustee further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for so long as the US$ Notes remain outstanding.

The obligation of any of the Macquarie Parties or the Issuer Trustee in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, each of the Macquarie Parties and the Issuer Trustee agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss.

13.	Foreign Taxes.

Unless expressly provided otherwise herein or in the Transaction Documents, all payments to be made by the Issuer Trustee and the Macquarie Parties hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Issuer Trustee or such Macquarie Party, as applicable, is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Issuer Trustee or such Macquarie Party, as applicable, shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

14.	Waiver of Immunities.

To the extent that any of the Issuer Trustee or any of the Macquarie Parties or any of their properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service or process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter arising out of this Agreement, the Issuer Trustee and each of the Macquarie Parties, as applicable, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

15.	Judgment Currency.

If any judgment or order in any legal proceeding against any of the Issuer Trustee or any of the Macquarie Parties is given or made for any amount due hereunder and such judgment or order is expressed and paid in a currency (the “Judgment Currency”) other than United States dollars and there is any variation as between (i) the rate of exchange (the “Judgment Rate”) at which the United States dollar amount is converted into Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange (the “Market Rate”) at which the person to whom such amounts is paid (the “Payee”) is able to purchase United States dollars with the amount of the Judgment Currency actually received by the holder, then the difference, expressed in United States dollars, between such amount calculated at the Judgment Rate and such amount calculated at the Market Rate shall be indemnified (a) if negative by the Issuer Trustee and the Macquarie Parties, as applicable, to the Payee and (b) if positive by the Payee to the Issuer Trustee and the Macquarie Parties, as applicable. The foregoing indemnity shall constitute separate and independent obligations of the Issuer Trustee and the Macquarie Parties or the Payee, as the case may be, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate or exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

16.	Computational Materials, ABS Informational Materials and Electronic Copy of Preliminary Prospectus.

Other than the Preliminary Prospectus, the Other Materials and the Prospectus, each Underwriter severally represents, warrants and agrees with MLPL and the Manager that it has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the US$ Notes, including, but not limited to, any “ABS informational and computational materials” as defined in Item 1101(a) of Regulation AB under the Act unless such Underwriter has obtained the prior written approval of MLPL and the Manager; provided, however, each Underwriter may prepare and convey to one or more of its potential investors without the consent of MLPL, the Manager or any of their respective affiliates one or more “written communications” (as defined in Rule 405 under the Act) in the form of (i) an Intex CDI file that does not contain any Issuer Information (as defined below) other than Issuer Information included in the Preliminary Prospectus previously filed with the Commission or (ii) other written communication containing no more than the following: (a) information contemplated by Rule 134 under the Act, (b) information included in the Preliminary Prospectus or the Prospectus, and (c) a column or other entry showing the status of the subscriptions for the Notes and/or expected pricing parameters of the Notes. MLPL and the Manager each authorize each Underwriter to transmit by graphic means any “road show” (as defined under Rule 433(h) under the Act) in which representatives of MLPL or the Manager participate. As used herein, the term “Issuer Information” means any information of the type specified in clauses (1) – (5) of footnote 271 of Commission Release No. 33-8591 (Securities Offering Reform), other than Underwriter Derived Information. As used herein, the term “Underwriter Derived Information” shall refer to information of the type described in clause (5) of footnote 271 of Commission Release No. 33-8591 (Securities Offering Reform) when prepared by any Underwriter, including traditional computational and analytical materials prepared by the Underwriter.

17.	Certain Matters Relating to the Issuer Trustee.

The Issuer Trustee enters into this Agreement only in its capacity as trustee of the Trust and in no other capacity. Any liability arising under or in connection with this Agreement is limited to and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of assets of the Trust out of which the Issuer Trustee is actually indemnified for such liability. This limitation of the Issuer Trustee’s liability described in this Section applies despite any other provision of this Agreement to the contrary and extends to all liabilities and obligations of the Issuer Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

(a)	The parties other than the Issuer Trustee may not sue the Issuer Trustee in respect of liabilities incurred by the Issuer Trustee acting in its capacity as Issuer Trustee of the Trust in any capacity other than as trustee of the Trust, including seeking the appointment of a receiver (except in relation to the assets of the Trust) or a liquidator, an administrator or any other similar person to the Issuer Trustee or prove in any liquidation, administration or arrangements of or affecting the Issuer Trustee (except in relation to the assets of the Trust).

(b)	The provisions of this Section 17 shall not apply to any obligation or liability of the Issuer Trustee to the extent that it is not satisfied because under the US$ Note Trust Deed, this Agreement or any other Transaction Document or by operation of law there is a reduction in the extent of the Issuer Trustee’s indemnification or exoneration out of the assets of the Trust as a result of the Issuer Trustee’s fraud, negligence or willful default.

(c)	It is acknowledged that the Relevant Parties (as defined in the Series Supplement) are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Issuer Trustee (including any related failure to satisfy its obligations under the Transaction Documents) will be considered fraudulent, negligent or a willful default for the purpose of this Agreement to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed in good faith and with due care who provides services in respect of the Trust to fulfill its obligations relating to the Trust or by any other act or omission of a Relevant Party or any other such person regardless of whether the act or omission is purported to be on behalf of the Issuer Trustee.

(d)	No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement has authority to act on behalf of the Issuer Trustee in a way that exposes the Issuer Trustee to any liability in excess of that contemplated in this Section 17, and no act or omission of any such person appointed in good faith and with due care will be considered the Issuer Trustee’s fraud, negligence or willful default.

(e)	The Issuer Trustee is not obligated to do anything or refrain from doing anything under or in connection with this Agreement (including incur a liability) unless the

Issuer Trustee’s liability is limited in the same manner as set out in this Section 17.

18.	Successors.

This Agreement shall inure to the benefit of and be binding upon the Macquarie Parties, the Issuer Trustee, the Underwriters, each affiliate of any Underwriter, any controlling persons referred to herein and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of US$ Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase. The respective rights and obligations of the parties hereto may not be assigned except with the prior written consent of the other parties.

19.	Actions by Representative; Notices.

Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon and enforceable against the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at:

Citigroup Global Markets Inc.

390 Greenwich Street, 1st Floor

New York, New York 10013

Email: gerard.drumm@Citi.com

J. P. Morgan Securities LLC

383 Madison Avenue, Floor 31

New York, NY 10179

Attention: Billy Wong

Email: billy.m.wong@jpmorgan.com

Macquarie Capital (USA) Inc.

125 West 55th Street

20th Floor

New York NY 10019 USA

Attention: Executive Director, Legal Risk Management Division, Fixed Income, Currencies and Commodities group

Email: ficc.notices@macquarie.com

ANZ Securities, Inc.

277 Park Avenue

31st Floor

New York, NY 10172

Attention: Thomas Ferguson

Email: Thomas.Ferguson@anz.com

Notices to the Manager shall be given to it at Macquarie Securities Management Pty Limited, Level 1, No. 50 Martin Place, Sydney, NSW 2000, Australia, Facsimile: +61 2 8232 8344, Attention: Division Director, Debt Markets; to the Issuer Trustee shall be given to it at Perpetual Trustee Company Limited, Level 12, 123 Pitt Street, Sydney NSW 2095 Australia, Facsimile: +61 2 8256 1424, Attention: Manager, Transaction Manager, email: SecuritisationOps@perpetual.com.au; and notices to MLPL shall be given to it at Level 3, 9 Hunter St., Sydney, NSW 2000, Australia, Facsimile: +61 2 8232 9929 Attention: Managing Director.

20.	Absence of Fiduciary Relationship.

Each of the Macquarie Parties and the Issuer Trustee acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to each of the Issuer Trustee and each of the Macquarie Parties with respect to the offering of the US$ Notes contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Issuer Trustee, any of the Macquarie Parties or any other person. Additionally, no Underwriter is advising the Issuer Trustee, any Macquarie Party or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. Each of the Issuer Trustee and each Macquarie Party shall consult with its own respective advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Issuer Trustee or any of the Macquarie Parties with respect thereto. Any review by the Underwriters of the Issuer Trustee or any of the Macquarie Party, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Issuer Trustee or any Macquarie Party.

21.	Counterparts.

This Agreement may be signed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

22.	Investment in the US$ Notes.

Each party acknowledges that investments in the US$ Notes are not deposits with, or other liabilities of, Macquarie Bank or its affiliates and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. None of the Macquarie Parties, Macquarie Bank, or any other party listed on Schedule III hereto guarantees any particular rate of return on, the performance of, or the repayment of principal invested in, the US$ Notes.

23.	Amendments; Waivers.

No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto. Any waiver of any provision hereof shall be effective only in the specific instance and for the purpose for which given.

24.	Headings.

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

25.	Severability.

It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

26.	Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

27.	WAIVER OF JURY TRIAL.

EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding, please sign and return the enclosed counterparts hereof.

Very truly yours,

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED

By:	/s/ Kristen Adler	/s/ Kevin Lee

Name:	Kristen Adler	Kevin Lee
Title:	Associate Director	Division Director

PERPETUAL TRUSTEE COMPANY LIMITED

By:	/s/ Hagbarth Strom

Name:	Hagbarth Strom
Title:	Senior Transaction Manager

By:	/s/ Brian Spellman

Name:	Brian Spellman
Title:	Senior Manager

MACQUARIE LEASING PTY LIMITED

By:	/s/ Karleen Munns	/s/ Joel Sternberg

Name:	Karleen Munns	Joel Sternberg
Title:	Executive Director	Associate Director

S-1	US$ Underwriting Agreement

Accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC., as Underwriter and as Representative of the Underwriters

By:	/s/ Amy J. Pitts

Name:	Amy J. Pitts
Title:	Managing Director

S-2	US$ Underwriting Agreement

SCHEDULE I

PURCHASER

	Class A-1	Class A-2a	Class A-2b	Class A-3a	Class A-3b
Citigroup Global Markets Inc.	$56,700,000.00	N/A	$55,800,000.00	$42,750,000.00	$11,250,000.00
J.P. Morgan Securities LLC	$56,700,000.00	N/A	$55,800,000.00	$42,750,000.00	$11,250,000.00
Macquarie Capital (USA) Inc.	$6,300,000.00	N/A	$ 6,200,000.00	$4,750,000.00	$1,250,000.00
ANZ Securities, Inc.	$6,300,000.00	N/A	$6,200,000.00	$4,750,000.00	$1,250,000.00
Total	$126,000,000.00	N/A	$124,000,000.00	$95,000,000.00	$25,000,000.00

Schedule I-1

SCHEDULE II

List of Section 128F(9) Associates of the Issuer Trustee

The Trust Company (Asia) Limited

The Trust Company (Asia Holdings) Pte Limited

The Trust Company (Hong Kong) Limited

Schedule II-1

SCHEDULE III

List of Section 128F(9) Associates of the Macquarie Parties and Macquarie Bank

(see attached)

Schedule III-1

	Company Name	Company number	Company status	Company type	Country	Macquarie Insurance Category	Controlled	Registered Office address
4	Advantage Funding Commercial Capital Corp.		Active	Corporation	United States	Group	Yes

5	Advantage Funding Management Co., Inc.		Active	Corporation	United States	Group	Yes

6	Advantage Funding Receivables LLC		Active	Limited Liability Company	United States	Group	Yes

7	Advantage Funding Services LLC		Active	Limited Liability Company	United States	Group	Yes

8	Aerospace Finance 6771 UK Limited	9783406	Active	Limited by Shares	United Kingdom	Group	Yes

9	Aldeburgh Offshore Wind Investments Limited	09814520	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

11	Alster & Thames Partners (USA) LLC		Active	Limited Liability Company	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

12	AVENAL POWER CENTER, LLC	20-3690322	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 818 West Seventh, Los Angeles, California, 90017, United States Of America

13	AWAS (Sweden Three) AB	556860-1602	Active	Aktiebolag (AB)	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

14	AWAS (UK) Leasing Two Limited	782521	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

15	AWAS 3 Limited	WK-281267	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

16	AWAS 39414 Limited	WK-228185	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

17	AWAS 39414 UK Limited	07575063	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

18	AWAS 39437 Ireland Limited	537804	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

19	AWAS 39438 Limited	WK-285119	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

20	AWAS 39440 Limited	WK-286855	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

21	AWAS 4817 Limited	502609	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

22	AWAS 5092 Ireland Limited	508880	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

23	AWAS 5128 Leasing Limited	511167	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

24	AWAS 5178 Limited	266822	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

25	AWAS 5315 Ireland Limited	517127	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

26	AWAS 5367 Leasing Limited	518567	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

27	AWAS 5367-I Autumn Limited	518391	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

28	AWAS 5403 Ireland Limited	516215	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

29	AWAS 5466 Ireland Limited	516216	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

30	AWAS 5673 Ireland Limited	527101	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

31	AWAS 5742 Limited	WK-27905	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

32	AWAS 5822 Limited	WK-281265	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

33	AWAS 5857 Limited	WK-281268	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

34	AWAS 5857 UK Limited	8705337	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

35	AWAS 5892 Limited	WK-281249	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

36	AWAS 5892 UK Limited	8704469	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

37	AWAS 5906 Ireland Limited	535709	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

38	AWAS 5951 Limited	WK-281316	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

39	AWAS 5951 UK Limited	8705352	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

40	AWAS 5979 Limited	WK-281315	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

41	AWAS 5979 UK Limited	8704473	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

42	AWAS 5996 Limited	WK-285115	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

Schedule III-2

43	AWAS 6025 Limited	WK-285274	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

44	AWAS 6045 Ireland Limited	541007	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

45	AWAS 6079 Ireland Limited	541008	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

46	AWAS 6081 Ireland Limited	541009	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

47	AWAS 6113 Limited	WK-285849	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

48	AWAS 6113 UK Limited	8934030	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

49	AWAS 6140 Limited	WK-285848	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

50	AWAS 6140 UK Limited	8934031	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

51	AWAS 6242 Limited	290012	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

52	AWAS 6254 Limited	291538	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

53	AWAS 6254 UK Limited	9210708	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

54	AWAS 6288 Limited	IT-291873	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

55	AWAS 6320 Limited	IT-292643	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

56	AWAS 6321 Limited	IT-291847	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

57	AWAS 6422 Limited	IT-294038	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

58	AWAS Ireland 6220 Limited	547276	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

59	AWAS Ireland Leasing Seven Limited	504304	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

60	AWAS Ireland Leasing Six Limited	504303	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

61	AWAS Norway 1 AS	996790843	Active	Private Corporation	Norway	Group	Yes	c/o Arntzen de Besche Advokatfirma AS, Bygdoy alle 2, Oslo, 0257, Norway

62	AWAS Norway 6320 AS	913 285 700 MVA	Active	Private Corporation	Norway	Group	Yes	c/o Arntzen de Besche Advokatfirma AS, Bygdoy alle 2, Oslo, 0257, Norway

63	AWAS Norway 6422 AS	914599474	Active	Private Corporation	Norway	Group	Yes	c/o Arntzen de Besche Advokatfirma AS, Bygdoy alle 2, Oslo, 0257, Norway

64	AWAS Norway 7 AS	912 510 352 MVA	Active	Private Corporation	Norway	Group	Yes	c/o Arntzen de Besche Advokatfirma AS, Bygdoy alle 2, Oslo, 0257, Norway

65	Baltic Sea Offshore Holdco Limited	09342577	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

66	Baltic Sea Offshore Investment Limited	09341564	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

71	Bella Holdings LLC		Active	Limited Liability Company	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States

72	Bella Property Owner LLC		Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

74	Berwick Solar Park Limited	08302008	Active	Limited by Shares	United Kingdom	Group	Yes	2nd Floor, 13 Berkeley Street, London, W1J 8DU, United Kingdom

75	BIG SANDY CREEK WIND, LLC	20-5600465	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

76	Blue Grass Abstract LLC	20-2937246	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

77	Blueshine, LLC	46-5587770	Active	Limited Liability Company	United States	Group	Yes	Thomas J.B. Hurst, 471 West Main St., Suite 400, Louisville KY 40202, United States

78	Boketo LLC	30-0746347	Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States

84	Bottom Plain Solar Park Limited	8301922	Active	Limited by Shares	United Kingdom	Group	Yes	2nd Floor, 13 Berkeley Street, London, W1J 8DU, United Kingdom

85	Branston Solar Park Limited	08538716	Active	Limited by Shares	United Kingdom	Group	Yes	2nd Floor, 13 Berkeley Street, London, W1J 8DU, United Kingdom

86	BREK MANUFACTURING CO.	95-2690571	Active	Corporation	United States	Group	Yes	1513 WEST 132ND STREET, GARDENA, CA 90249, United States

87	BROOK ASSET MANAGEMENT LIMITED (IN LIQUIDATION)	1218745	In Liquidation	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

88	Bruna Moon S.L.	B64188642	Active	S.L. (Limited Liability Company)	Spain	Group	Yes	Plaza de los Luceros, no.1, Planta 4, Alicante, Spain

89	Bunhill Investments Unlimited	88217	Active	Unlimited with Shares	Jersey	Group	Yes	28-30 The Parade, St Helier, JE1 1EQ, Jersey

Schedule III-3

91	CANADIAN BREAKS LLC	26-5600465	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

92	Capital Meters Holdings Limited	04800336	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

93	Capital Meters Limited	04800317	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

97	Cheeryble Developments Limited	06373185	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

98	CHINA PROPERTY INVESTMENTS LIMITED	46527C1/GBL	Active	Limited by Shares	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port-Louis, Mauritius

99	CIORL LP Limited	002228708	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

100	Closing Documentation Services, LLC	20-2937258	Dormant	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

101	CMC Holdco Inc.		Active	Corporation	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States

102	CMC Railroad, Inc.		Active	Corporation	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

103	Colorado - PTH, LLC	30-0791081	Active	Limited Liability Company	United States	Group	Yes	1675 Broadway, Suite 1200, Denver CO 80202, United States

104	Columbia Service Partners of Kentucky, Inc.	30-4540865	Active	Corporation	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

105	Columbia Service Partners of Ohio, Inc.	36-04540864	Active	Corporation	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington Detroit DE 19801, United States

106	Columbia Service Partners of Pennsylvania, Inc.	36-02070862	Active	Corporation	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

107	Columbia Service Partners of West Virginia, Inc.	3709182	Active	Corporation	United States	Group	Yes	CT Corporation System, 1209 Orange Street,, Wilmington DE 19801, United States

108	Columbia Service Partners, Inc.	25-1787891	Active	Corporation	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

109	Commerce and Industry Brokerage Inc.		Active	Corporation	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States

110	Connecticut Mystic Lien, LLC		Active	Limited Liability Company	United States	Group	Yes	CT Corporation System, One Corporate Center, Floor 11, Hartford CT 06103, United States

111	Corona Energy Limited	03241012	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

112	Corona Energy Retail 1 Limited	03241002	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

113	Corona Energy Retail 2 Limited	SC138299	Active	Limited by Shares	United Kingdom	Group	Yes	50 Lothian Road, Festival Square, Edinburgh, EH3 9WJ, United Kingdom

114	Corona Energy Retail 3 Limited	02746961	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

115	Corona Energy Retail 4 Limited	02798334	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

116	Corona Energy Retail 5 Limited	07545410	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

117	Corona Gas Management Limited	02879748	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

119	DALIAN II HOLDING COMPANY LIMITED	64075C1/GBL	Active	Limited by Shares	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port-Louis, Mauritius

120	DC - PTH, LLC	37-1737048	Active	Limited Liability Company	United States	Group	Yes	1015 15th St., N.W., Suite 1000, Washington DC 20005, United States

121	Delaware Alternative Strategies	26-3816229	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

122	Delaware Asset Advisers	41-2183382	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

123	Delaware Capital Management	23-3061021	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

124	Delaware Capital Management Advisers, Inc.	27-1291359	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

125	Delaware Distributors, Inc.	23-2226487	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

126	Delaware Distributors, L.P.	23-2791871	Active	Limited Partnership	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

127	Delaware Diversified Floating Rate Fund	27-1786418	Active	Open-Ended Investment Company (OEIC)	United States	Group	No	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

130	Delaware Investment Advisers	23-2859590	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

131	Delaware Investments Advisers Partner, Inc.	46-4850078	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

132	Delaware Investments Advisory Services	46-5321087	Active	Series Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

Schedule III-4

133	Delaware Investments Distribution Partner, Inc.	46-4639812	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

134	Delaware Investments Fund Advisers	46-1906107	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

135	Delaware Investments Fund Services Company	46-5056965	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

136	Delaware Investments Management Company, LLC	13-3465352	Active	Limited Liability Company	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

137	Delaware Investments Real Estate Abolute Return Fund, L.P.		Active		Cayman Islands	Group	Yes	Maples & Calder, Po Box 309Gt, Ugland House, South George Street, George Town, Grand Cayman, Cayman Islands

138	Delaware Investments Real Estate Absolute Return Fund (Master), Ltd.	46-3119820	Active	Open-Ended Investment Company (OEIC)	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

140	Delaware Macquarie Global Infrastructure Fund		Active	Trust	United States	Group	No	2005 Market Street, Philadelphia PA 19103-7094, United States

141	Delaware Management Business Trust	N/A	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

142	Delaware Management Company	23-2859589	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

143	Delaware Management Holdings, Inc.	23-2693133	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

144	Delaware Management Trust Company	23-2601407	Active	Trust	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

145	Delaware Real Estate Absolute Return Partners, Inc.	27-2437046	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

146	Delaware Service Company, Inc.	13-3465338	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

159	Emberton Solar Park Limited	08741661	Active	Limited by Shares	United Kingdom	Group	Yes	2nd Floor, 13 Berkeley Street, London, W1J 8DU, United Kingdom

160	Energetics Design & Build Limited	SC234695	Active	Limited by Shares	United Kingdom	Group	Yes	International House, Stanley Boulevard, Hamilton International Technology Park, Glasgow, Scotland, G72 0BN, United Kingdom

161	Energetics Electricity Limited	SC234694	Active	Limited by Shares	United Kingdom	Group	Yes	International House, Stanley Boulevard, Hamilton International Technology Park, Glasgow, Scotland, G72 0BN, United Kingdom

162	Energetics Gas Limited	SC303150	Active	Limited by Shares	United Kingdom	Group	Yes

163	Energetics Holdco Limited	SC455073	Active	Limited by Shares	United Kingdom	Group	Yes	International House, Stanley Boulevard, Hamilton International Technology Park, Glasgow, Scotland, G72 0BN, United Kingdom

164	Energetics Midco Limited	SC455134	Active	Limited by Shares	United Kingdom	Group	Yes	International House, Stanley Boulevard, Hamilton International Technology Park, Glasgow, Scotland, G72 0BN, United Kingdom

165	Energetics Networked Energy Ltd	SC293480	Active	Limited by Shares	United Kingdom	Group	Yes	International House, Stanley Boulevard, Hamilton International Technology Park, Glasgow, Scotland, G72 0BN, United Kingdom

167	ERC Holdco LLC		Dormant	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

169	EXPRESS OFFSHORE TRANSPORT (UAE) (LLC)		Active	Private Company	United Arab Emirates	Group	No	Office No 209, Gold & Diamond Centre, A1 Qoz, Bur Dubai, United Arab Emirates

170	FAS 1 LLC	20-5600465	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

171	FINCH SECURITIES LIMITED	137357	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Maples & Calder, Po Box 309Gt, Ugland House, South George Street, George Town, Grand Cayman, Cayman Islands

172	FIP Gestora de Recursos Ltda.	12-377-980/0001-25	Active	Private Corporation	Brazil	Group	Yes	Rua Funchal 418 - 33 andar, Sao Paulo SP Brazil 04551-060

173	FL - PTH 1, LLC	80-0940702	Active	Limited Liability Company	United States	Group	Yes	1200 South Pine Island Rd., Plantation FL 33324, United States

174	FL - PTH 10, LLC	36-4767568	Active	Limited Liability Company	United States	Group	Yes	1200 South Pine Island Rd., Plantation FL 33324, United States

175	FL - PTH 2, LLC	90-1004919	Active	Limited Liability Company	United States	Group	Yes	1200 South Pine Island Rd., Plantation FL 33324, United States

176	FL - PTH 3, LLC	61-1718024	Active	Limited Liability Company	United States	Group	Yes	1200 South Pine Island Rd., Plantation FL 33324, United States

177	FL - PTH 4, LLC	80-0941771	Active	Limited Liability Company	United States	Group	Yes	1200 South Pine Island Rd., Plantation FL 33324, United States

178	FL - PTH 5, LLC	90-1005859	Active	Limited Liability Company	United States	Group	Yes	1200 South Pine Island Rd., Plantation FL 33324, United States

179	FL - PTH 6, LLC	80-0942248	Active	Limited Liability Company	United States	Group	Yes	1200 South Pine Island Rd., Plantation FL 33324, United States

180	FL - PTH 7, LLC	90-1006383	Active	Limited Liability Company	United States	Group	Yes	1200 South Pine Island Rd., Plantation FL 33324, United States

Schedule III-5

181	FL - PTH 8, LLC	80-0942772	Active	Limited Liability Company	United States	Group	Yes	1200 South Pine Island Rd., Plantation FL 33324, United States

182	FL - PTH 9, LLC	80-0943053	Active	Limited Liability Company	United States	Group	Yes	1200 South Pine Island Rd., Plantation FL 33324, United States

183	Florida Coral Lien Investments, LLC	46-2260160	Active	Limited Liability Company	United States	Group	Yes	CT Corporation System, 1200 South Pine Island Road, Plantation FL 33324, United States

184	Florida Dundee Lien Investments, LLC	61-1577729	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

185	Focus Global Growth Fund	26-3594254	Active	Open-Ended Investment Company (OEIC)	United States	Group	No	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

186	Four Corners Capital Management, LLC	95-4881110	Active	Limited Liability Company	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

187	Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

188	Fox-Pitt Kelton Cochran Caronia Waller LLC	06-1058201	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

189	Fox-Pitt, Kelton Limited	01601171	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

190	Fox-Pitt, Kelton N.V.	32157	Active		Curaçao	Group	Yes	Schottegatweg Oost 44, Willemstad, Curaçao

191	FPK Capital I CIP GP Limited	99228	Active	Limited by Shares	Jersey	Group	Yes	Lime Grove House, Green Street, St Helier, JE1 2ST, Jersey

192	Fremantle Energy Holdings, LLC	20-5600465	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

193	Fremantle Energy, LLC	20-5600465	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

194	Fremantle Wind Holdings Inc.	20-2384759	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

195	Fulfilment Services Limited	9699834	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

197	GA - PTH, LLC	30-0790149	Active	Limited Liability Company	United States	Group	Yes	1201 Peachtree St., N.E., Atlanta GA 30361, United States

199	GGB inBalans B.V.	852138180	Active	Besloten vennootschap (BV)	Netherlands	Group	Yes	De Bouw 123, 3991SZ Houten, Netherlands

200	GGB inBalans Investco B.V.	855154949	Active	Besloten vennootschap (BV)	Netherlands	Group	Yes	Strawinskylaan 1021, 1077XX Amsterdam, Netherlands

201	GGB inBalans Investco Limited Partnership	LP16933	Active	Limited Partnership	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

202	GGB inBalans Investco LP Limited	9795599	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

203	GGB inBalans Investco UK GP Limited	9795343	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

205	GLOBAL STAR GP LTD	MC143292	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman

206	GODO KAISHA ACMP2	0110-03-005067	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan

207	GODO KAISHA ACMP3	0110-03-005141	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan

208	GODO KAISHA ALPHA MEGA SOLAR PROJECT NO. 1	0110-03-004802	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan

209	GODO KAISHA ALPHA MEGA SOLAR PROJECT NO. 2	0110-03-004888	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan

210	Goonzaran Bluebell Funding Limited	05481707	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

211	Goonzaran Bluebell Leasing Limited	05473771	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

212	Great Wilbraham Solar Park Limited	08538726	Active	Limited by Shares	United Kingdom	Group	Yes	2nd Floor, 13 Berkeley Street, London, W1J 8DU, United Kingdom

213	Harrison Leasing Corporation		Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

214	HBEAR CO. NO.1 LIMITED (in voluntary liquidation)	415492	In Liquidation	Limited by Shares	Ireland	Group	Yes	Chartered Corporate Services, Taney Hall, Eglinton Terrace, Dundrum, Dublin 14, Ireland

217	Hermes Infrastructure Investco Ireland GP Limited	559017	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

218	Hermes Infrastructure Investco UK GP Limited	09317300	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

219	High Lonesome Wind, LLC	20-5600465	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

222	Hydra Investments 2007 Limited	97666	Active	Limited by Shares	Jersey	Group	Yes	28-30 The Parade, St Helier, JE1 1EQ, Jersey

Schedule III-6

224	Illinois Salt Fox Investments, LLC	46-1490923	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

225	Indiana TLP, LLC	20-2937198	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

226	Industrial Investments Germany GmbH & Co. KG	HRA43929	Active	Corporate Partnership (GmbH & Co. KG)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

227	International Life Solutions (Pty) Limited	2011/127717/07	Active	Limited by Shares	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, South Africa

228	Jackson Leasing Limited	CR-113608	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

229	JIG HOLDINGS LIMITED	0100-02-036303	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan

230	Juuichi Limited (in voluntary liquidation)	464138	In Liquidation	Limited by Shares	Ireland	Group	Yes	Chartered Corporate Services, Taney Hall, Eglinton Terrace, Dundrum, Dublin 14, Ireland

231	Kearny Leasing Limited	CR-113609	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

232	Keba Energy LLC	20-5913622	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

233	L2 B.V.	56649800	Active	Besloten vennootschap (BV)	Netherlands	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

234	L2 B.V. (UK Branch)	FC032012	Active		United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

236	Levantera Developments Limited	8272295	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

237	Liberty Green Renewables Indiana, LLC		In Liquidation	Limited Liability Company	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States

238	Lien Data Services, LLC	20-2937206	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

239	Lightning Bolt Germany GmbH	HRB80214	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

241	LONGYEAR GLOBAL HOLDINGS, INC	03-0602267	Active	Corporation	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

243	M Acquisition Company I LLC		Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

244	M Acquisition Company II LLC		Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

246	Macquaire Aerospace Finance 4720-2 Limited	498680	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

247	MACQUARIE (ASIA) PTE LTD.	198500776M	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

248	MACQUARIE (ASIA) PTE LTD. TAIWAN BRANCH	27230949	Active	Private Company	Taiwan	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

250	Macquarie (CIS) Holdings Pty Ltd (Russia Branch)	22407	Active		Russian Federation	Group	Yes	Floor 6, 6 Gasheka Street, 125047, Moscow, Russian Federation

251	Macquarie (Europe) Nominees Limited	6612064	Dormant	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

252	MACQUARIE (HK) FINANCIAL SERVICES LIMITED	200228	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

253	MACQUARIE (JAPAN) LIMITED	0100-01-068766	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan

254	Macquarie (Scotland) GP Limited	SC280388	Active Non-Trading	Limited by Shares	United Kingdom	Group	Yes	50 Lothian Road, Festival Square, Edinburgh Scotland EH3 9WJ

255	Macquarie (UK) Group Services Limited	06287793	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

258	Macquarie Advanced Investment Partners G.P. Ltd.	WK-211745	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, KY1-1104, Cayman Islands

259	Macquarie Aerospace AF (Ireland) Limited	486592	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

260	MACQUARIE AEROSPACE ARUBA A.V.V.	40096.0 (Decree No. 10356/AVV)	Active	Private Corporation	Aruba	Group	Yes	Watapanastraat 7, Ponton, Oranjestad, Aruba

261	Macquarie Aerospace Finance 39429 AS	997 538 161 MVA	Active	Private Corporation	Norway	Group	Yes	c/o Arntzen de Besche Advokatfirma AS, Bygdoy alle 2, Oslo, 0257, Norway

262	Macquarie Aerospace Finance 39429 Limited	IT-2928288	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

263	Macquarie Aerospace Finance 4720 AS	996 790 827	Active	Private Corporation	Norway	Group	Yes	c/o Arntzen de Besche Advokatfirma AS, Bygdoy alle 2, Oslo, 0257, Norway

264	Macquarie Aerospace Finance 4720-I Limited	498271	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

265	Macquarie Aerospace Finance 5433 Limited	7802517	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

266	Macquarie Aerospace Finance 5773 AS	999184650 MVA	Active	Private Corporation	Norway	Group	Yes	c/o Arntzen de Besche Advokatfirma AS, Bygdoy alle 2, Oslo, 0257, Norway

Schedule III-7

267	Macquarie Aerospace Finance 5773 Limited	WK-280125	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

268	Macquarie Aerospace Finance 6039/6535 Limited	539286	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

269	Macquarie Aerospace Finance Limited	WK-269465	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

270	Macquarie Aerospace Finance UK Limited	9458807	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

271	Macquarie Aerospace Finance US Holdings LLC		Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, , Wilmington, New Castle County DE 19801, United States

272	Macquarie Aerospace Finance US LLC		Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle County DE 19801, United States

273	Macquarie Aerospace Holdings UK Limited	9457141	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

274	Macquarie Aerospace Inc.	27-2669479	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

275	Macquarie Aerospace Investments Limited	06863307	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

276	Macquarie Aerospace Ireland Limited	484423	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

277	MACQUARIE AEROSPACE LIMITED	44138	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton Hm11, Bermuda

278	Macquarie Aerospace Limited, Dublin Branch	906393	Active		Ireland	Group	No	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

279	Macquarie Affiliated Managers (USA) Inc.	27-1564084	Active	Corporation	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States

280	Macquarie Affiliated Managers Holdings (USA) Inc.	26-2103542	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

281	MACQUARIE AFRICA (PROPRIETARY) LIMITED	2000/001243/07	Active	Incorporated Private Company	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, South Africa

284	Macquarie Aircraft Leasing Finance SA	B121660	Active	Société Anonyme	Luxembourg	Group	Yes	37, rue du Saint Esprit, L-1475, Luxembourg, LU, Luxembourg

285	Macquarie Aircraft Leasing Holdings (2) Limited	429567	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

287	Macquarie Aircraft Leasing Limited	426824	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

290	Macquarie Aircraft Leasing Services (Ireland) Limited	429566	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

291	Macquarie Aircraft Leasing Services (Singapore) Pte. Ltd.	200917376C	Active	Private Company	Singapore	Group	Yes	30 Cecil Street, #19-08, Prudential Tower, 049712, Singapore

292	Macquarie Aircraft Leasing Services (UK) Limited	5988531	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

293	Macquarie Aircraft Leasing Services (US), Inc.		Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

295	Macquarie AirFinance Acquisitions (Ireland) Limited	464499	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

296	Macquarie AirFinance Acquisitions (Labuan) Limited	LL09680	Active	Limited by Shares	Malaysia	Group	Yes	Level 15(A1), Main Office Tower, Financial Park Labuan, Jalan Merdeka, 87000 Labuan F.T., Malaysia

297	Macquarie AirFinance Acquisitions (UK) Limited	6767724	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

298	Macquarie AirFinance Acquisitions Holdings Ltd.	41370	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda

299	Macquarie AirFinance Acquisitions Limited	41289	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda

300	Macquarie AirFinance Aruba A.V.V.	41212.0	Active	Private Corporation	Aruba	Group	Yes	Watapanastraat 7, Oranjestad, Aruba

301	Macquarie AirFinance Holdings Limited	435319	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

302	Macquarie AirFinance International Group Limited	40863	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda

303	Macquarie AirFinance International Limited	40569	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda

304	Macquarie AirFinance Ltd.	38946	Active		Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda

305	Macquarie AirFinance Warehouse (No. 1) Limited	40673	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda

306	Macquarie Allegiance Capital, LLC	26-2103542	Active	Limited Liability Company	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

307	Macquarie Alpine Inc.	37-1740746	Active	Corporation	United States	Group	Yes	CT Corporation System, 1209 Orange Street, , Wilmington DE 19801, United States

310	Macquarie AMC Investment REIT LLC		Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

Schedule III-8

311	Macquarie America Holdings Inc.	26-3769039	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

312	Macquarie America Services Inc.	26-3771444	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

313	MACQUARIE AMERICAS CORP	13-4184042	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

315	MACQUARIE APTT MANAGEMENT PTE. LIMITED	201310241D	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

316	Macquarie Asia Infrastructure Management Limited	289176	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Maples Finance Limited, Po Box 1093Gt, Queensgate House, South Church Street, George Town, Grand Cayman, Cayman Islands

317	Macquarie Asia New Stars Fund		Active	Fund	Luxembourg	Group	No	69, route d’Esch, L-1470 Luxembourg, Grand Duchy of Luxembourg, Luxembourg

318	Macquarie Asia Pacific Private Equity Offshore Fund, L.P.	MC-25427	Active	Exempted Limited Partnership	Cayman Islands	Group	Yes	Maples Corporate Services Limited, P O Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands

319	MACQUARIE ASIA STRUCTURED TRANSACTIONS LIMITED	1049991	Active	Limited by Shares	Virgin Islands, British	Group	Yes	Commerce House, Wickhams Cay 1, P. O. Box 3140, Road Town, Tortola, VG1110, Virgin Islands, British

320	Macquarie Asset Finance Holdings Limited	8253772	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

321	MACQUARIE ASSET FINANCE JAPAN LIMITED	0100-01-107687	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan

322	MACQUARIE ASSET FINANCE MAURITIUS LTD	57952C1/GBL	Active	Limited by Shares	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port-Louis, Mauritius

324	Macquarie Asset Leasing (UK) Limited	7815862	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

325	MACQUARIE ASSET MANAGEMENT INC.	26-3263254	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

326	MACQUARIE ASSET MANAGEMENT JAPAN CO., LTD.	0100-01-156193	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan

334	MACQUARIE AVIATION CAPITAL FINANCE LIMITED	368579	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

335	MACQUARIE AVIATION CAPITAL GROUP (in voluntary liquidation)	368589	In Liquidation	Unlimited with Shares	Ireland	Group	Yes	Taney Hall, Eglinton Terace, Dundrum Dublin 14

337	Macquarie Bank International Limited	06309906	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

338	Macquarie Bank International Limited, Niederlassung Deutschland	HRB 189708	Active		Germany	Group	Yes	Sternstrasse 5, 80538 München, Germany

339	Macquarie Bank International Limited, Vienna Branch	FN 331748 s	Active		Austria	Group	Yes

341	Macquarie Bank Limited (DIFC Recognised Company)	1045	Active		United Arab Emirates	Group	Yes	Level 1, Office No. 110 & 111, Gate Village, Building 6, Dubai International Financial Centre, PO Box 506751, Dubai, United Arab Emirates

342	Macquarie Bank Limited (Dominican Republic Registration)	74725SD	Active		Dominican Republic	Group	No	Level 3, 25 National Circuit, Forrest ACT 2603, Australia

343	Macquarie Bank Limited (Geneva Rep Office)		Active		Switzerland	Group	No	L’avenue Industrial 4-6, 1227 Carouge, Geneva, Switzerland

344	MACQUARIE BANK LIMITED (HONG KONG BRANCH)	F18649	Active		Hong Kong	Group	Yes	Level 6, 50 Martin Place, Sydney NSW 2000, Australia

345	Macquarie Bank Limited (London Branch)	FC018220	Active		United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

346	MACQUARIE BANK LIMITED (SEOUL BRANCH)	104-84-07697	Active		Korea, Republic of	Group	Yes	(11th Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic of

347	Macquarie Bank Limited (Zurich Rep Office)		Active		Switzerland	Group	No	Beethovenstrasse 9, 8002 Zurich, Switzerland

348	MACQUARIE BANK LIMITED REPRESENTATIVE OFFICE (CHICAGO)		Active		United States	Group	No

349	MACQUARIE BANK LIMITED REPRESENTATIVE OFFICE (HOUSTON)		Active		United States	Group	No

350	MACQUARIE BANK LIMITED REPRESENTATIVE OFFICE (IRVINE)				United States	Group	No

351	MACQUARIE BANK LIMITED REPRESENTATIVE OFFICE (LOS ANGELES)				United States	Group	No

352	MACQUARIE BANK LIMITED REPRESENTATIVE OFFICE (NEW YORK)		Active		United States	Group	No

353	MACQUARIE BANK LIMITED SINGAPORE BRANCH	T11FC0018C	Active		Singapore	Group	Yes	Singapore Branch: 10 Marina Boulevard, #17-01 Tower 2 Marina, Bay Financial Centre, Singapore 018983., MBL Head office:, Level 6, 50 Martin Place, Sydney, NSW 2000, Australia

354	Macquarie Barnett LLC	20-5913622	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

Schedule III-9

355	Macquarie Basin Leasing LLC	90-0899142	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

356	Macquarie Belgium TCG SPRL	R.P.M. 892390892	Active	Société privée à responsabilité limitée (SPRL)	Belgium	Group	Yes	Avenue du Port 86C , box 204, 1000 Brussels (Etterbeek), Belgium

357	Macquarie Beteiligungstreuhand GmbH	HRB 232767	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	Kaiserstraße 15, 76646 Bruchsal, Germany

358	MACQUARIE BIOMASS LLC	20-3690322	Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States

359	MACQUARIE BRASIL PARTICIPACOES LTDA	CNPJ03.516.449/0001	Active	Private Company	Brazil	Group	Yes	Rua Jeronimo Da Veiga 45, Conj. 141, Chacara Itaim, Sao Paulo, Sp, 04551, Brasil

361	Macquarie CAF Holdings Inc.		Active	Corporation	United States	Group	Yes	1209 Orange Street , Wilmington DE 19801, United States

362	Macquarie CAF LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

363	Macquarie CAF Management LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

364	Macquarie Canada Inventory Holdings Limited	798792-7	Active	Share Capital Corporation	Canada	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada

365	Macquarie Canada MPIP GP Ltd.	839742-2	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

366	Macquarie Canada MPIP LP Ltd.	839745-7	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

367	Macquarie Canada Services Ltd.	683412-4	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

368	Macquarie Canadian Investment Holdings Ltd.	6489800	Dormant	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

370	Macquarie Capital (Dubai) Limited	0740	Active	Public Company	United Arab Emirates	Group	Yes	Level 1, Office No. 110 & 111, Gate Village, Building 6, Dubai International Financial Centre, PO Box 506751, Dubai, United Arab Emirates

371	Macquarie Capital (Europe) Limited	03704031	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

372	Macquarie Capital (Europe) Limited, Amsterdam Branch	34297902	Active		Netherlands	Group	Yes

373	Macquarie Capital (Europe) Limited, Dublin Branch	905963	Active		Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

374	Macquarie Capital (Europe) Limited, Geneva Representative Office		Active		Switzerland	Group	Yes	14, Rue Kleberg, CH-1201 Geneva, Switzerland

375	Macquarie Capital (Europe) Limited, Niederlassung Deutschland	HRB 82506	Active		Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

376	Macquarie Capital (Europe) Limited, Oficina de Representacion en Espana		Active		Spain	Group	No	CL Pinar No.5, 28006, Madrid, Spain

377	Macquarie Capital (Europe) Limited, Paris Branch	478 586 167	Active	Foreign Limited Liability Company	France	Group	Yes

378	MACQUARIE CAPITAL (HONG KONG) LIMITED	611405	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

379	MACQUARIE CAPITAL (KOREA) LIMITED	104-81-64533	Active	Private Company	Korea, Republic of	Group	Yes	(3rd Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic of

380	MACQUARIE CAPITAL (NEW ZEALAND) LIMITED	1952567	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

381	MACQUARIE CAPITAL (SINGAPORE) PTE. LIMITED	199704430K	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

382	MACQUARIE CAPITAL (USA) INC	98-0141094	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

383	Macquarie Capital Acquisitions (Canada) Ltd.	002149053	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

384	Macquarie Capital Acquisitions (Canada) No.2 Ltd	716740-7	Active	Share Capital Corporation	Canada	Group	Yes	335 8th Avenue South West, Royal Bank Building, Suite 1210, Calgary AB T2P 1C9, Canada

388	Macquarie Capital Argentina Pty Ltd (Sucursal Argentina)	1818250	In Liquidation		Argentina	Group	Yes	Av. Santa Fe 1592 - 4º piso , (C1060 ABO) , Buenos Aires, Argentina

389	Macquarie Capital Development Canada Ltd.	905313-1	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

391	Macquarie Capital Finance (Dubai) Limited	0736	Active	Private Company	United Arab Emirates	Group	Yes	Level 1, Office No. 110 & 111, Gate Village, Building 6, Dubai International Financial Centre, PO Box 506751, Dubai, United Arab Emirates

393	Macquarie Capital Funding (GP) Limited	88464	Active	Limited by Shares	Jersey	Group	Yes	13 Castle Street, St Helier, JE4 5UT, Jersey

395	MACQUARIE CAPITAL FUNDING L.P.	LP561	Active	Limited Partnership	Jersey	Group	Yes	13 Castle Street, St Helier, JE4 5UT, Jersey

396	Macquarie Capital Funding LLC	13-3789912	Active	Limited Liability Company	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States

397	Macquarie Capital Holdings (Canada) Ltd.	002149050	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

Schedule III-10

398	Macquarie Capital Holdings (Dubai) Limited	0687	Active	Private Company	United Arab Emirates	Group	Yes	Level 1, Office No. 110 & 111, Gate Village, Building 6, Dubai International Financial Centre, PO Box 506751, Dubai, United Arab Emirates

399	Macquarie Capital Investment Management LLC	43-2082900	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

400	Macquarie Capital Markets Canada Ltd./Marchés Financiers Macquarie Canada Ltée.	565608	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

401	Macquarie Capital Markets North America Ltd./Marchés Financiers Macquarie Amérique Du Nord Ltée.	1079073	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

402	Macquarie Capital Principal Holdings Canada Ltd	803092-8	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

404	Macquarie Capital Securities (India) Private Limited	U65920MH1995PTC090696	Active	Private Company	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India

405	MACQUARIE CAPITAL SECURITIES (JAPAN) LIMITED	MC-134609	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Po Box 309Gt, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

406	MACQUARIE CAPITAL SECURITIES (JAPAN) LIMITED (TOKYO BRANCH)	0100-03-012063	Active	Private Company	Japan	Group	Yes	Po Box 309Gt, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

407	MACQUARIE CAPITAL SECURITIES (MALAYSIA) SDN. BHD.	463469-W	Active	Limited by Shares	Malaysia	Group	Yes	10th Floor, Menara Hap Seng, No. 1 & 3 Jalan P. Ramlee, 50250 Kuala Lumpur, Malaysia

408	MACQUARIE CAPITAL SECURITIES (MAURITIUS) LIMITED	15184/2070C1/GBL	Active	Private Corporation	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port-Louis, Mauritius

409	Macquarie Capital Securities (Philippines) Inc.	180496	Active	Private Company	Philippines	Group	Yes	Level 22, 6750 Office Tower, Ayala Avenue, Makati City 1226, Philippines

410	MACQUARIE CAPITAL SECURITIES (SINGAPORE) PTE. LIMITED	198702912C	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

411	MACQUARIE CAPITAL SECURITIES LIMITED	135973	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

412	MACQUARIE CAPITAL SECURITIES LIMITED (SEOUL BRANCH)	110-84-02227	Dormant	Private Company	Korea, Republic of	Group	Yes	(Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic Of

413	Macquarie Capital Securities Limited, Taiwan Branch	89407381	Active	Private Company	Taiwan	Group	Yes	5F, 2 Fusing S. Road, Sec 1, Taipei 10492, Taiwan

414	Macquarie Capital US Acquisitions LLC	13-3789912	Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States

416	MACQUARIE CAYMAN HOLDINGS 2 CO.	169009	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman

417	MACQUARIE CAYMAN HOLDINGS CO	168347	Active		Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman

419	Macquarie China Logistics Fund Limited	50019	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Penboss Building, 50 Parliament Street, Hamilton, HM12, Bermuda

420	Macquarie China Logistics Management Limited	1660458	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

421	MACQUARIE COMMODITIES (SINGAPORE) PTE. LIMITED	201016397N	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

422	MACQUARIE COMMODITIES (SINGAPORE) PTE. LIMITED, Indonesia Rep. Office	SP.688/AsingP3A PDN.2/9/2010	Active	Private Company	Indonesia	Group	Yes

423	Macquarie Commodities (UK) Limited	05259474	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

424	MACQUARIE COMMODITIES (USA) INC	26-0555065	Active	Corporation	United States	Group	Yes	CT Corporation System, 500 East Court Avenue , Des Moines, Iowa, 50309, United States Of America

425	Macquarie Commodities Brasil S/A	15.246.175/0001-50	Active	Private Company	Brazil	Group	Yes	Rua Funchal, nº 418, conjunto 3301, Vila Olímpia, São Paulo, CEP 04551-060, Brazil

426	Macquarie Commodities Factoring Holdings (UK) Limited	06863247	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

427	MACQUARIE COMMODITIES FACTORING LLC	20-5913559	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

428	Macquarie Commodities Finance (UK) Limited	05259503	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

429	MACQUARIE COMMODITIES FUNDING (USA) LLC	20-5913559	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

430	MACQUARIE COMMODITIES HOLDINGS (USA) LLC	20-5913559	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

431	MACQUARIE COMMODITIES TRADING (SHANGHAI) CO, LTD	310141400009906	Active	Private Company	China	Group	Yes	Room 514 of Building 3, No. 188 Ao Na Road, Waigaoqiao Free Trade Zone, Shanghai, China

432	Macquarie Commodities Trading (Shanghai) Co, Ltd First Branch	310000500570770	Active	Branch / Representative Office	China	Group	Yes	Unit 310, 3/F., The Centre, 989 Changle Road, Xuhui District, Shanghai, China

Schedule III-11

433	MACQUARIE COMMODITIES TRADING INC.	51-0566317	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

434	MACQUARIE COMMODITY MARKETS (SINGAPORE) PTE. LIMITED	200813631K	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

435	Macquarie Corona Energy Holdings Limited	4752472	Active	Limited by Shares	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom

436	Macquarie Corporate and Asset Finance (Ireland) Limited (in voluntary liquidation)	368580	In Liquidation	Limited by Shares	Ireland	Group	Yes	Chartered Corporate Services, Taney Hall, Eglinton Terrace, Dundrum, Dublin 14, Ireland

438	MACQUARIE CORPORATE AND ASSET FUNDING INC.	26-3769367	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

441	MACQUARIE CORPORATE FINANCE LIMITED NIEDERLASSUNG DEUTSCHLAND	HRB52973	Active		Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

442	Macquarie Corporate GP (UK) Limited	09648758	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

444	Macquarie Corporate Holdings Pty Limited (UK Branch)	FC027878	Active		United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

446	MACQUARIE COTTON INTERNATIONAL INC	20-1536178	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 500 East Court Avenue , Des Moines, Iowa, 50309, United States Of America

447	Macquarie Credit Investment Management Inc.	90-0797831	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

448	Macquarie Credit Nexus Holdings Limited	MC-267012	In Liquidation	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Maples Corporate Services Limited, P O Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands

449	Macquarie Crop Partners GP, LLC	27-2279644	Active	Limited Liability Company	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States

452	Macquarie Denmark Limited A/S	29318190	Active	Aktieselskab (AS)	Denmark	Group	Yes	Harbour House, Sundkrogsgade 21, 2100, Copenhagen, Denmark

457	Macquarie Distribution Finance Ltd.	20.3.0.31.542-6	Active	Aktiengesellschaft (AG)	Switzerland	Group	Yes	Beethovenstrasse 9, 8002, Zurich, Switzerland

460	MACQUARIE DYNAMIC MANAGEMENT (USA) INC	20-5962618	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

461	MACQUARIE ELECTRONICS LIMITED (in voluntary liquidation)	363806	In Liquidation	Limited by Shares	Ireland	Group	Yes	Taney Hall, Eglinton Terace, Dundrum Dublin 14

462	MACQUARIE ELECTRONICS REMARKETING LIMITED (in voluntary liquidation)	363803	In Liquidation	Limited by Shares	Ireland	Group	Yes	Taney Hall, Eglinton Terace, Dundrum Dublin 14

463	MACQUARIE ELECTRONICS USA INC	54-2077555	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

464	MACQUARIE EMERGING MARKETS ASIAN TRADING PTE. LIMITED	200408424K	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

465	MACQUARIE EMERGING MARKETS ASIAN TRADING PTE. LIMITED (HONG KONG BRANCH)	F18440	Active	Private Corporation	Hong Kong	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

468	Macquarie Energia Brasil Ltda.		Active	Private Corporation	Brazil	Group	Yes

469	Macquarie Energy Canada Ltd.	6643795	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

470	Macquarie Energy Holdings Canada Ltd.	664374-4	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

472	Macquarie Energy Leasing Limited	8253776	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

473	Macquarie Energy LLC	93-1043421	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

474	MACQUARIE ENERGY NORTH AMERICA TRADING INC.	20-3690322	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

475	Macquarie Equipment Capital Inc.		Active	Corporation	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

476	Macquarie Equipment Finance (Canada) Limited	935411-5	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

477	Macquarie Equipment Finance (UK) Limited	8253764	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

478	MACQUARIE EQUIPMENT FINANCE LIMITED	262381	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

479	Macquarie Equipment Finance Limited	421234	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

480	Macquarie Equipment Finance Ltd./Macquarie Financement d’Équipement Ltée.	605377-7	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

481	Macquarie Equipment Finance Services Limited	475730	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

Schedule III-12

482	Macquarie Equipment Funding Limited	468487	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

483	MACQUARIE EQUIPMENT LEASING SDN. BHD.	459515-H	Active	Private Company (SDN BHD)	Malaysia	Group	Yes	10th Floor, Menara Hap Seng, No. 1 & 3 Jalan P. Ramlee, 50250 Kuala Lumpur, Malaysia

486	MACQUARIE EQUITIES CUSTODIANS LIMITED	WN1114218	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

488	MACQUARIE EQUITIES NEW ZEALAND LIMITED	WN/1007806	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

490	Macquarie Euro Limited	7713808	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

493	MACQUARIE EUROPEAN HOLDINGS PTY LIMITED (HONG KONG BRANCH)	F15820	Active	Limited by Shares	Hong Kong	Group	Yes	Level 6, 50 Martin Place, Sydney NSW 2000, Australia

494	Macquarie European Investment Holdings Limited	06146573	Active Non-Trading	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

495	Macquarie European Rail Limited	8253782	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

496	Macquarie European Rail Limited (Luxembourg Branch)	B172.199	Active		Luxembourg	Group	Yes	6 rue Jean Monnet, Luxembourg, L-2180, Luxembourg

497	Macquarie Factoring (UK) Limited	06863285	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

500	Macquarie Fastracks Holdings LLC	13-3789912	Active	Limited Liability Company	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

501	Macquarie FG Holdings Inc.	26-2864605	Active	Corporation	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

502	Macquarie FICC (UK) Limited	6855383	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

503	Macquarie FICC Holdings USA Inc.		Active	Corporation	United States	Group	Yes	1209 Orange Street , Wilmington DE 19801, United States

505	MACQUARIE FINANCE (INDIA) PRIVATE LIMITED	U65999MH2009PTC190863	Active	Private Company	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India

507	MACQUARIE FINANCE KOREA CO., LTD.	106-81-94256	Active	Private Company	Korea, Republic of	Group	Yes	(9th Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea

509	Macquarie Financial Holdings (USA) LLC	13-3789912	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

511	MACQUARIE FINANCIAL HOLDINGS PTY LIMITED (HONG KONG BRANCH)	F15819	Active	Public Limited Company	Hong Kong	Group	Yes	Level 6, 50 Martin Place, Sydney NSW 2000, Australia

512	Macquarie Financial Ltd./Financiere Macquarie Ltee.	4228146	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

513	Macquarie Financial Markets LLC	61-1718672	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

515	MACQUARIE FINANCIAL SERVICES (ASIA) PTE. LIMITED (in liquidation wef 29 Sep 2015)	200800950C	In Liquidation	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

517	Macquarie Financial Trustees (Proprietary) Limited	2007/030612/07	Active	Limited by Shares	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, South Africa

520	Macquarie Fonds GmbH	HRB 98935	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

521	Macquarie Fondsmanagement GmbH	HRB 99628	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

524	Macquarie France SARL	481 104 479 R.C.S. Paris	Active	Société à Responsabilité Limitée	France	Group	Yes	26-28 rue de Londres, 75009 Paris, France

526	Macquarie Funding Holdings Canada Ltd.	657826-8	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

527	MACQUARIE FUNDING HOLDINGS LLC	20-5913559	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

528	Macquarie Funding Inc.	6581935	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

530	Macquarie Funding LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

531	Macquarie Funding USA Inc.		Active	Corporation	United States	Group	Yes	1209 Orange Street, Wilmington DE 19801, United States

532	MACQUARIE FUNDS MANAGEMENT (USA) INC.	20-3783039	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

534	MACQUARIE FUNDS MANAGEMENT HONG KONG LIMITED	724745	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

536	MACQUARIE FUTURES & OPTIONS (HONG KONG) LIMITED	170076	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

537	Macquarie Futures USA LLC	20-4193486	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

Schedule III-13

539	Macquarie Gas de Sonora S. de R.L de C.V.		Active	Private Company	Mexico	Group	Yes	Guillermo Gonzalez Camarena 1600, Piso 6, Oficina B, Centro de Cuidad Santa Fe, 01210, Mexico

541	Macquarie Germany Holdings GmbH	HRB 82733	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

544	MACQUARIE GLOBAL FINANCE SERVICES (MAURITIUS) LIMITED	068897C1/GBL	Active	Limited by Shares	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port-Louis, Mauritius

545	Macquarie Global Investments (UK) Limited	05259497	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

546	MACQUARIE GLOBAL OPPORTUNITIES PARTNERS GP LTD	194165	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, KY1-1104, Cayman Islands

548	Macquarie Global Opportunities Partners LLC	20-8983535	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

549	Macquarie Global Services (USA) LLC		Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle County DE 19801, United States

550	MACQUARIE GLOBAL SERVICES PRIVATE LIMITED	U93090DL2007FTC199006	Active	Private Company	India	Group	Yes	Unit no. 216, 2nd Floor, Square One, C-2, District Centre, Saket, New Delhi, 110017, India

551	Macquarie GP Limited	05488013	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

552	Macquarie GP2 Limited	05718600	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

553	Macquarie Greater China Infrastructure Advisory Limited	1396768	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

554	Macquarie Greater China Infrastructure Management Limited	WK-245599	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	ISIS Fund Services (Cayman) Ltd., 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands

556	MACQUARIE GROUP HOLDINGS (SINGAPORE) PTE. LIMITED	200412291W	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

557	Macquarie Group Holdings (UK) No.1 Limited	06357992	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

558	Macquarie Group Holdings (UK) No.2 Limited	06357999	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

559	MACQUARIE GROUP HOLDINGS NEW ZEALAND LIMITED	1952566	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

561	Macquarie Group Investments (UK) No.2 Limited	07438584	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

563	MACQUARIE GROUP NEW ZEALAND LIMITED	245979	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

564	MACQUARIE GROUP SERVICES (SINGAPORE) PTE. LIMITED	200703288K	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

566	MACQUARIE GROUP SERVICES AUSTRALIA PTY LTD (UK BRANCH)	FC027877	Active		United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

567	Macquarie Holdings (Canada) Ltd	728003-3	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

568	MACQUARIE HOLDINGS (MEXICO), S.A. DE C.V.	388232	Active	Private Corporation	Mexico	Group	Yes	Av. Paseo de la Reforma No. 115 Ofnas. 603 y 604, Colonia Lomas de Chapultepec Delg. Miguel Hidalgo C.P., 11000 Mexico D.F., Mexico

569	MACQUARIE HOLDINGS (SINGAPORE) PTE. LTD.	200703280D	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

570	MACQUARIE HOLDINGS (U.S.A.) INC.	13-3789912	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

571	Macquarie Holdings (UK) No.1 Limited	06309919	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

573	Macquarie Hong Kong Finance Limited	MC-199805	Active	Private Corporation	Cayman Islands	Group	Yes	C/- M&C Corporate Services Limited, Po Box 309Gt, Ugland House,, Sth Church St, George Town, Grand Cayman, Cayman Islands

574	Macquarie Hong Kong Finance Limited (Hong Kong Branch)	F15963	Active	Limited by Shares	Hong Kong	Group	No	C/- M&C Corporate Services Limited, Po Box 309Gt, Ugland House,, Sth Church St, George Town, Grand Cayman, Cayman Islands

576	MACQUARIE INC	36-4307649	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

577	MACQUARIE INDIA HOLDINGS LIMITED	58341C1/GBL	Active	Limited by Shares	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port-Louis, Mauritius

578	MACQUARIE INDIA INFRASTRUCTURE MANAGEMENT HOLDINGS PTE. LIMITED	200823500E	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

580	MACQUARIE INDUSTRIAL INVESTMENTS MALTA LIMITED	C41803	Active	Limited by Shares	Malta	Group	Yes	171 Old Bakery Street, Valletta VLT 1455, Malta

581	MACQUARIE INFRASTRUCTURE ADVISORY (PHILIPPINES) INC.	CS201221372	Active	Private Company	Philippines	Group	Yes	Level 22, 6750 Office Tower, Ayala Avenue, Makati City 1226, Philippines

582	Macquarie Infrastructure and Real Assets (Europe) Limited	03976881	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

Schedule III-14

583	Macquarie Infrastructure and Real Assets (Europe) Limited (Spain)		Active		Spain	Group	Yes	Calle Del Pinar 5, 28006, Madrid, Spain

584	Macquarie Infrastructure and Real Assets (Europe) Limited, DIFC Representative Office	CL1804	Active	Limited Liability Company	United Arab Emirates	Group	Yes	Unit 102, Floor 1, Gate Village Building 6, Dubai International Financial Centre, PO Box 506751, Dubai, United Arab Emirates

585	Macquarie Infrastructure and Real Assets (Europe) Limited, Paris Branch	499 798 742 R.C.S. Paris	Active	Foreign Limited Liability Company	France	Group	Yes	41 Avenue George V, 75008, Paris, France

586	Macquarie Infrastructure and Real Assets (Hong Kong) Limited	623285	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

587	Macquarie Infrastructure and Real Assets (India) Private Limited	U67190MH2013PTC241809	Active	Private Company	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India

588	Macquarie Infrastructure and Real Assets (Sales) Canada Ltd	784370-4	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

589	MACQUARIE INFRASTRUCTURE AND REAL ASSETS (SINGAPORE) PTE. LIMITED	200513362E	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

591	Macquarie Infrastructure and Real Assets Inc.	20-8983572	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

592	Macquarie Infrastructure and Real Assets Investments Limited	8248121	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

593	Macquarie Infrastructure and Real Assets México, S.A. de C.V.	401814	Active		Mexico	Group	Yes	Paseo de la reforma 115, Piso 6, Colonia Lomas de Chapultepec, CP 11000, Mexico City D.F, Mexico

595	Macquarie Infrastructure and Real Assets SA	B138295	Active	Société Anonyme	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648, Luxembourg

596	Macquarie Infrastructure Developments LLC		Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

598	Macquarie Infrastructure GP Limited	5755862	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

599	MACQUARIE INFRASTRUCTURE HOLDINGS AG (in liquidation)	CH-170.3.028.960-5/	In Liquidation	Aktiengesellschaft (AG)	Switzerland	Group	Yes	Beethovenstrasse 9, 8002 Zurich, Switzerland

600	MACQUARIE INFRASTRUCTURE LIMITED	WK-228075	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	ISIS Fund Services (Cayman) Ltd., 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands

602	MACQUARIE INFRASTRUCTURE MANAGEMENT (ASIA) PTY LIMITED - SINGAPORE BRANCH	T06FC6823A	Active	Private Company	Singapore	Group	Yes	Singapore Branch registered office :, 10 Marina Boulevard, #17-01, Marina Bay Financial Centre Tower 2, SINGAPORE 018983, Singapore

603	MACQUARIE INFRASTRUCTURE MANAGEMENT (USA) INC	20-0643354	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

605	Macquarie Infrastructure Partners Canada GP Ltd.	4339673	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

606	Macquarie Infrastructure Partners II GP LLC		Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, Wilmington DE 19801, United States

607	Macquarie Infrastructure Partners III GP LLC	30-0777655	Active	Limited Liability Company	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

608	MACQUARIE INFRASTRUCTURE PARTNERS INC	20-4166306	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

609	Macquarie Infrastructure Partners U.S. GP LLC	20-8983572	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

610	Macquarie Infrastructure Philippines Limited	46726	Active	Exempted Mutual Fund Company	Bermuda	Group	Yes	IKONIC Fund Services Ltd, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton, HM 12, Bermuda

611	MACQUARIE INFRASTRUCTURE PRIVATE TRUSTEE COMPANY LIMITED	29003	Active		Bermuda	Group	Yes	IKONIC Fund Services Ltd, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton, HM 12, Bermuda

612	MACQUARIE INFRASTRUCTURE REINSURANCE COMPANY LIMITED	41533	Active	Limited by Shares	Bermuda	Group	Yes	Canons Court, 22 Victoria Street, Hamilton Hm 12, Bermuda

613	MACQUARIE INSURANCE (SINGAPORE) PTE. LTD.	200505701K	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

615	Macquarie International Holdings Limited	04125302	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

616	MACQUARIE INTERNATIONAL HOUSING AND LAND CONSULTING (SHANGHAI) COMPANY LIMITED	310000400294785 (Jing An)	Active	Private Company	China	Group	Yes	5C, Dong Yi Building, 88 Chang Shu Road, Shanghai, China

618	Macquarie International Limited	01802574	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

619	MACQUARIE INTERNATIONAL LIMITED (HONG KONG BRANCH)	F11422	Active	Limited by Shares	Hong Kong	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

620	MACQUARIE INTERNATIONAL NEW YORK PARKING CO	169002	To Be Liquidated	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman

621	Macquarie International Services Limited	502151	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

Schedule III-15

622	Macquarie Internationale Investments Limited	04957256	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

623	MACQUARIE INVESTMENT (HONG KONG) LIMITED	36631	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

624	MACQUARIE INVESTMENT ADVISORY (BEIJING) CO LTD	110000410210419	Active	Private Company	China	Group	Yes	Lvl 17,Tower E2, Beijing Oriental Plaza, No.1 East Chang An Avenue, Dongcheng District, Beijing, China

625	MACQUARIE INVESTMENT ADVISORY (BEIJING) CO LTD (SHANGHAI BRANCH)	310000500193333	Active	Branch / Representative Office	China	Group	No	Unit 11, 3rd Floor, The Centre, 989 Changle Road, Shanghai, China

628	MACQUARIE INVESTMENT MANAGEMENT (BERMUDA) LIMITED	41471	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton Hm11, Bermuda

629	MACQUARIE INVESTMENT MANAGEMENT (NZ) LIMITED	WN1114216	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

631	Macquarie Investment Management Austria Kapitalanlage AG	FN 171881 t	Active	Aktiengesellschaft (AG)	Austria	Group	Yes	Kärntner Straße 28, 1010, Wien, Austria

632	Macquarie Investment Management Europe Limited	09612439	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

634	Macquarie Investment Management Holdings (Austria) GmbH	FN 350922 m	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Austria	Group	Yes	Kärntner Straße 28, 1010 Wien, Austria

636	MACQUARIE INVESTMENT MANAGEMENT KOREA CO., LTD.	116-81-22180	Active	Private Company	Korea, Republic of	Group	Yes	(Yeouido-dong, One IFC 20F), 10 Gukjegeumyung-ro, Yeongdeungpo-gu, Seoul, Korea, Republic of

638	MACQUARIE INVESTMENT MANAGEMENT S.à r.l.	B108283	Active	Société à Responsabilité Limitée	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648, Luxembourg

640	Macquarie Investments (Proprietary) Limited	2009/012283/07	Active	Incorporated Private Company	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, South Africa

641	MACQUARIE INVESTMENTS (SINGAPORE) LIMITED	WK-133809	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, Po Box 908, George Town, Grand Cayman, KY1-9005, Cayman Islands

642	Macquarie Investments (UK) Limited	04104671	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

643	Macquarie Investments 1 Limited	05582630	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

644	Macquarie Investments 2 Limited	05708696	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

645	Macquarie Investments 3 Limited	07012592	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

647	Macquarie Investments Deutschland GmbH	HRB 74953	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

648	Macquarie Investments LLC	n/a	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

649	Macquarie Investments US Inc.	45-2856257	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

652	MACQUARIE JAPAN INFRASTRUCTURE NO.1 PTY LIMITED (JAPAN BRANCH)	0100-03-012002	Dormant	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan

654	MACQUARIE JAPAN INFRASTRUCTURE NO.2 PTY LIMITED (JAPAN BRANCH)	0100-03-011932	Dormant	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan

657	MACQUARIE JAPAN INFRASTRUCTURE NO.4 PTY LIMITED (JAPAN BRANCH)	0100-03-012591	Active	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan

658	Macquarie Juweel Investor LP	LP16087	Active	Limited Partnership	United Kingdom	Group	Yes	c/o Macquarie Capital (USA) Inc, 125 W 55th Street, 17th Floor, New York NY 10009, United States

659	MACQUARIE KOREA ASSET MANAGEMENT CO., LTD.	104-81-76330	Active	Private Company	Korea, Republic of	Group	Yes	(9th Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea

660	MACQUARIE KOREA OPPORTUNITIES MANAGEMENT, LTD.	104-81-95716	Active	Private Company	Korea, Republic of	Group	Yes	(Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic of

662	MACQUARIE LEASING (CHINA) CO LIMITED	100000400011564	Active	Private Company	China	Group	Yes	Level 17, Office Tower E2, The Towers, Oriental Plaza,No.1 East Chang An Avenue, Dong Cheng District, Beijing 100738, China

663	Macquarie Leasing (UK) Limited	02997799	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

664	Macquarie Leasing Limited	05867292	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

667	Macquarie Lending & Investment Partners LLP	OC363068	Active	Limited Liability Partnership	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

669	Macquarie Management GmbH	HRB 74075	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

672	MACQUARIE MAURITIUS INVESTMENTS LIMITED	51142C1/GBL	Active	Limited by Shares	Mauritius	Group	Yes	Les Cascades Building, Edith Cavell Street, Port-Louis, Mauritius

674	Macquarie Metals and Energy Capital (Canada) Ltd.	639997-5	Active	Share Capital Corporation	Canada	Group	Yes	550 Burrard Street, Suite 2400, Bentall 5, Vancouver BC V6C 2B5, Canada

675	Macquarie Meters 1 (UK) Limited (in voluntary strike off)	04921203	Strike Off Requested	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

676	Macquarie Meters 2 (UK) Limited	04920378	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

677	Macquarie Meters 3 (UK) Limited	07361419	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

Schedule III-16

678	Macquarie Meters 4 Limited	1344888	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

679	Macquarie Meters 5 (UK) Limited	9794737	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

681	MACQUARIE MEXICO INFRASTRUCTURE MANAGEMENT, S.A. DE C.V.	397181	Active	Private Corporation	Mexico	Group	Yes	Gonzalez Calvillo, S.C., Montes Urales No. 632 Piso 3, Lomas de Chapultepec, 11000 Mexico, D.F., 11000, Mexico

682	Macquarie Mexico Real Estate Management, S.A. de C.V.	477795	Active	Private Corporation	Mexico	Group	Yes	Paseo de la reforma 115, Piso 6 Colonia Lomas de Chapultepec CP 11000, Mexico City, D.F. Mexico, Mexico

683	MACQUARIE MICROSTAR HOLDINGS INC	4508971	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

686	Macquarie Missouri Wind LLC		Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

689	MACQUARIE MORTGAGES USA INC	22-3840451	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

690	MACQUARIE NE HOLDINGS (SINGAPORE) PTE. LIMITED	200404077D	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

691	MACQUARIE NEW ZEALAND LIMITED	334868	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

693	Macquarie North America Ltd.	3481018	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

697	Macquarie Offshore Services Pty Ltd - Philippine Branch	FS200805155	Active		Philippines	Group	Yes	29/F Tower 1, The Enterprise Centre, Ayala Avenue, Makati City, Philippines

698	MACQUARIE OIL AND GAS HOLDINGS INC	20-5426915	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

699	Macquarie Oil Services Canada Ltd	770975-7	Active	Share Capital Corporation	Canada	Group	Yes	421-7th Avenue S.W., Calgary AB T2P-4K9, Canada

700	MACQUARIE ONE LIMITED	OF2150	Active	Private Company	United Arab Emirates	Group	Yes	Al Tamimi & Company, 29Th Floor, Dubai World Trade Centre, Po Box 9275, Dubai, United Arab Emirates

701	Macquarie One LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

704	MACQUARIE PETERBOROUGH HOSPITAL INVESTMENTS LIMITED	6349353	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

705	Macquarie Physical Commodities, LLC	20-3690322	Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States

706	Macquarie Physical Metals (USA) Inc.	45-1622999	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

707	Macquarie PMI LLC	27-4554619	Active	Limited Liability Company	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States

708	Macquarie PMI Manager LLC		Active	Limited Liability Company	United States	Group	Yes

709	Macquarie Poinsettia Inc.	27-1560871	Active	Corporation	United States	Group	Yes	CT Corporation System, 1209 Orange Street,, Wilmington DE 19801, United States

710	Macquarie PPP Investment (NG-KIH Financing) Limited Partnership		Active	Limited Partnership	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle County DE 19801, United States

711	Macquarie PPP Investment (U.S.) Limited Partnership		Active	Limited Partnership	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

716	Macquarie Projects Limited	2292323	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

720	Macquarie Rail Canada Limited	730170-7	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

721	MACQUARIE RAIL INC.	20-3609362	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

722	MACQUARIE RAIL MANAGEMENT LLC	20-3609362	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

723	MACQUARIE REAL ESTATE ADVISORY SERVICES LLC	26-3872414	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

724	MACQUARIE REAL ESTATE FINANCE INC	22-3845767	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

725	MACQUARIE REAL ESTATE INC	13-4055193	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

726	Macquarie Renaissance Corporate Finance Holdings Limited	HE 291792	Dormant	Private Corporation	Cyprus	Group	Yes	11 Limassol Avenue, Galatariotis Building 2112, Nicosia, PO Box 27282, 1643, Nicosia, Cyprus

Schedule III-17

727	MACQUARIE RENEWABLE ENERGY INC	26-1386300	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

728	Macquarie Resource Capital Canada Ltd.	672846-4	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

730	Macquarie Restorations Limited	07055620	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

731	Macquarie Retail Management (Asia) Limited	998584	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

732	MACQUARIE RETAIL REAL ESTATE MANAGEMENT LIMITED	1273174	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

733	Macquarie Rolland Inc.		Active	Corporation	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

734	Macquarie Rotorcraft Leasing (Ireland) Limited	535266	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

735	Macquarie Rotorcraft Leasing, Inc.	46-3045888	Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

738	MACQUARIE SECURITIES (AUSTRALIA) LIMITED SHANGHAI REPRESENTATIVE OFFICE	310000500275474	Active	Branch / Representative Office	China	Group	Yes	Room 308-309, Level 3, The Centre, 989 Chang Le Road, Shanghai, China

739	MACQUARIE SECURITIES (NZ) LIMITED	1748511	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

740	MACQUARIE SECURITIES (THAILAND) LIMITED	0105539119915	Active	Private Company	Thailand	Group	Yes	28th Floor, CRC Tower, All Seasons Place, 87/2 Wireless Road, Lumpini, Patumwan, Bangkok 10330, Thailand

741	Macquarie Securities Financing Ltd (Canada)	728007-6	Active	Share Capital Corporation	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

742	MACQUARIE SECURITIES KOREA LIMITED	104-81-99444	Active	Private Company	Korea, Republic of	Group	Yes	(3rd Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic of

744	MACQUARIE SECURITIES SOUTH AFRICA LIMITED	2006/023546/06	Active	Public Limited Company	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, South Africa

745	MACQUARIE SECURITISATION (HONG KONG) LIMITED	641342	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

748	Macquarie Septa (Guernsey), LLP		Active	Limited Liability Partnership	Guernsey	Group	Yes	10 Lefebvre Street, 3rd Floore, St Peter Port, St Peter Port, GY1 2PE, Guernsey

749	Macquarie Septa (UK) I, LP	LP016856	Active	Limited Partnership	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

750	Macquarie Septa (UK) II, LP	LP016857	Active	Limited Partnership	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

751	Macquarie Septa (US) I, LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street,Wilmington, New Castle County DE 19801, United States

752	MACQUARIE SERVICES (HONG KONG) LIMITED	496224	Active	Limited by Shares	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

753	MACQUARIE SERVICES (MEXICO), S.A. de C.V.	388231	Active	Private Corporation	Mexico	Group	Yes	Av. Paseo de la Reforma No. 115 Ofnas 603 y 604, Col. Lomas de Chapultepec Delg. Miguel Hidalgo, C.P. 11000 Mexico D.F., Mexico

754	Macquarie Services (USA) LLC	27-3610899	Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States

756	Macquarie Servicos Agricolas Limitada	11.988.470/001-21	Active	Private Corporation	Brazil	Group	Yes	727 -14 and -cjs. 1401 e 1402, Ribeirao Preto, SP, Brazil 14026 - 040, Brazil

757	Macquarie Sierra Investment Holdings Inc.	45-4703789	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

758	MACQUARIE SPECIALISED ASSET MANAGEMENT (BERMUDA) LIMITED	EC#39329	Active	Exempted Company Limited by Shares	Bermuda	Group	Yes	IKONIC Fund Services Ltd, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton, HM 12, Bermuda

762	Macquarie Storage Investments Inc.	46-2151809	Active	Corporation	United States	Group	Yes

764	Macquarie Structured Products (Europe) GmbH	HRB 87430	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

765	Macquarie Structured Products (International) Limited (Registered as an external Company in South Africa)	2009/012427/10	Active	Incorporated Private Company	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, South Africa

767	Macquarie Structured Securities (Europe) Public Limited Company	489855	Active	Public Limited Company	Ireland	Group	Yes	First Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

770	MACQUARIE TCG (USA) LLC	20-5913559	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

772	Macquarie Technology Services (Canada) Ltd.	680639-2	Active	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

774	Macquarie Texas Loan Holder LLC		Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

776	MACQUARIE TRADING SERVICES INC	20-5913622	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

Schedule III-18

777	Macquarie Treuvermögen GmbH	HRB 76979	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

778	Macquarie Trustees South Africa (Proprietary) Limited	2007/035961/07	Active	Limited by Shares	South Africa	Group	Yes	Level 2, Great Westerford, 240 Main Road, Rondebosch, Cape Town, South Africa

780	Macquarie UK Holdings Limited	02579363	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

781	Macquarie UK Passenger Leasing Limited	05452920	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

782	Macquarie US Gas Supply LLC	46-1366111	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

783	Macquarie US MPIP GP LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States

784	Macquarie US MPIP LP LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

785	Macquarie US Trading LLC	45-2856257	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

786	MACQUARIE VEHICLES (NZ) LIMITED	261723	Active	Private Company	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

787	Macquarie Veridian Cove Inc.	26-2274361	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

788	Macquarie Vermögenstreuhand GmbH	HRB 99629	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

789	Macquarie Verwaltungs GmbH	HRB 232580	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	Kaiserstraße 15, 76646 Bruchsal, Germany

790	Macquarie Washington Wind LLC		Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

791	Macquarie Water Heater Rentals Holdings 2 LLC	26-1573148	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

792	Macquarie Water Heater Rentals Holdings LLC	26-0371235	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

793	Macquarie Water Heater Rentals LLC	26-0371235	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

794	MACQUARIE WATERFRONT PEARL INC.	27-0201039	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

795	Macquarie Wind Farm LLC	32-0410260	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

797	Macquarie Zhaopin Holdings Limited	213181	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY1 9001, Cayman Islands

798	Macquarie-PowerFin Solar, LLC	46-2716036	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

799	MALL Partners I, LDC	66690	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

800	MALL Partners II Limited	86503	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

801	MALL Partners III Limited	CR-93169	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

803	MAP II GP Limited	MC-257951	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	Maples & Calder, Po Box 309, Ugland House, South George Street, George Town, Grand Cayman, KY1-1104, Cayman Islands

804	MASC (France) SARL	509 298 634 RCS Paris	Active	Société à Responsabilité Limitée	France	Group	Yes	52 rue de la Victoire, 75009, Paris, FR, France

805	MASL (Labuan) Limited	LL08078	Active	Limited by Shares	Malaysia	Group	Yes	Level 15(A1), Main Office Tower, Financial Park Labuan, Jalan Merdeka, 87000 Labuan F.T., Malaysia

806	MASL Ireland (10) Limited	446197	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

807	MASL Ireland (11) Limited	446196	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

808	MASL Ireland (13) Limited	446206	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

809	MASL Ireland (14) Limited	446207	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

810	MASL Ireland (22) Limited	446191	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

811	MASL Ireland (25) Limited	447474	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

812	MASL Ireland (26) Limited	447987	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

Schedule III-19

813	MASL Ireland (27) Limited	448204	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

814	MASL Ireland (28) Limited	447980	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

815	MASL Ireland (29) Limited	447981	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

816	MASL Ireland (3) Limited	446204	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

817	MASL Ireland (30) Limited	447982	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

818	MASL Ireland (31) Limited	447983	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

819	MASL Ireland (34) Limited	451456	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

820	MASL Ireland (35) Limited	451173	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

821	MASL Ireland (4) Limited	446203	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

822	MASL Ireland (5) Limited	446202	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

823	MASL Ireland (6) Limited	446201	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

824	MASL Ireland (7) Limited	446200	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

825	MASL Ireland (8) Limited	446199	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

826	MASL Ireland (9) Limited	446198	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

827	MASL Sweden (1) AB	556734-5524	Active	Aktiebolag (AB)	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

828	MASL Sweden (2) AB	556734-6068	Active	Aktiebolag (AB)	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

829	MASL Sweden (3) AB	556734-9310	Active	Aktiebolag (AB)	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

830	MASL Sweden (4) AB	556734-9328	Active	Aktiebolag (AB)	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

831	MASL Sweden (7) AB	556741-2498	Active		Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

832	MASL Sweden (8) AB	556741-2506	Active		Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden

833	MASL UK (1) Limited	06386342	Active	Limited by Shares	United Kingdom	Group	Yes	66 Prescot Street, London, England, E1 8NN, United Kingdom

836	MC CAPITAL GROUP (in voluntary liquidation)	363941	In Liquidation	Unlimited with Shares	Ireland	Group	Yes	Taney Hall, Eglinton Terace, Dundrum Dublin 14

839	MCP Solar Assets Partners I LLC	26-1386300	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

840	MCP Solar Assets Partners II LLC	26-2282798	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

841	MD - PTH, LLC	90-1003550	Active	Limited Liability Company	United States	Group	Yes	351 West Camden St., Baltimore MD 21201, United States

842	Meadowlark Capital LLC		Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States

843	Meadowlark Depositor LLC		Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

844	Meadowlark Insurance Company LLC		Active	Limited Liability Company	United States	Group	Yes	30600 Telegraph Road, Suite 2345, Bingham Farms MI 48025-5720, United States

845	Medical Student Loan Trust		Active	Trust	United States	Group	Yes	Wilmington Trust, Attn: Global Capital Markets - Medical Student Loan Trust, 1100 North Market Street, Wilmington DE 19890, United States

846	MEIF (UK) Limited	04866246	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

848	MENA Infrastructure Development Company Ltd	MC-285616	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	C/o Maples Corporate Services Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands

849	Merino Air Leasing, Inc.		Active	Corporation	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

851	MGJ HOLDINGS PTE. LIMITED	200708397H	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

852	MGOP Feeder I GP LLC	20-8983572	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

853	MIAC SERVICES INC.	26-4389305	In Liquidation	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

854	M-ICHEON COMPANY LIMITED	481-81-00149	Active	Private Company	Korea, Republic of	Group	Yes	(3rd Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic of

Schedule III-20

855	MIDF UK1 GUERNSEY GP LIMITED	58972	Active	Limited by Shares	Guernsey	Group	Yes	3rd Floor, 10 Lefebvre Street, St Peter Port, GY1 2PE, Guernsey

856	MIDF UK1 LLP	7	Active	Limited Liability Partnership	Guernsey	Group	Yes	3rd Floor, 10 Lefebvre Street, St Peter Port, GY1 2PE, Guernsey

857	MIDF UK1B GUERNSEY GP LIMITED	59027	Active	Limited by Shares	Guernsey	Group	Yes	3rd Floor, 10 Lefebvre Street, St Peter Port, GY1 2PE, Guernsey

858	MIF US Investment Holdings LLC	20-8723490	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

859	MIF US INVESTMENT PARTNERSHIP	20-8879012	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

860	MIHI LLC	13-3789912	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

861	MIP III (Bluefin ECI Feeder) LLC	35-2513729	Active	Limited Liability Company	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

862	MIP III (Bluefin UBTI Feeder) LLC	36-4790554	Active	Limited Liability Company	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

863	MIP III (ECI) AIV, L.P.	47-1606061	Active	Limited Partnership	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

864	MIP III (ECI) GP LLC	38-3938360	Active	Limited Liability Company	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States

865	MIP III Bluefin A Holdco LLC	47-1606277	Active	Limited Liability Company	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

866	MIP III Feeder Fund, L.P.	36-4790554	Active	Limited Partnership	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

867	MJL ACE LTD.	0100-02-032951	Dormant	Private Company	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan

868	Mongoose Acquisition LLC	810 610 205	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

870	Monkwell Investments Limited	WK-133920	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

871	Moonstone Lien Investments, LLC	20-5336393	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

872	Mornington Funding 2012-1 PLC (in voluntary liquidation)	08108683	In Liquidation	Public Limited Company	United Kingdom	Group	Yes	40A Station Road, Upminster, Essex, RM14 2TR, United Kingdom

873	MPF Nominees Limited	8499211	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

874	MPFI INVESTMENTS LIMITED (in members’ voluntary liquidation)	451722	In Liquidation	Limited by Shares	Ireland	Group	Yes	Taney Hall, Eglinton Terace, Dundrum Dublin 14

875	MQ ABSOLUTE RETURN STRATEGIES - ASIA	MC-162571	To Be Liquidated	Fund	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman

878	MQG Commodities (India) Private Limited	U51909MH2012FTC226545	Active	Private Company	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India

879	MQG Commodities (India) Private Limited (Delhi Branch office)	N.A. (see note)	Active	Private Company	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India

880	MRIF LLC	OGRN 1117746637348	Dormant	Limited Liability Company (OOO)	Russian Federation	Group	Yes	6th Floor, Ducat III Business Centre, Gasheka Str, 6, 125047, Moscow, Russian Federation

881	MSN 4817-I Autumn Limited	502415	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

882	MSN 5822-I Winter Limited	533279	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

883	MSN 6025-I Spring Limited	539973	Active	Limited by Shares	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

886	NDI NO.1 LLC	n/a	To Be Liquidated	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

887	New Jersey Boardwalk Lien Investments, LLC	90-0891597	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

888	New World Gaming International S.a.r.l	B132283	Active	Société à Responsabilité Limitée	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648, Luxembourg

889	New York Crystal Swan, LLC	46-1504548	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

Schedule III-21

890	NWG Canada Investments Ltd.	BC0883591	Active	Share Capital Corporation	Canada	Group	Yes	Blake, Cassels & Graydon LLP, 595 Burrard Street, P.O. Box 49314, Suite 2600, Three Bentall Centre, Vancouver BC V7X 1L3, Canada

892	NZ MORTGAGES PTY LTD (Branch Office)	3791037	Active	Private Corporation	New Zealand	Group	Yes	Level 17, Lumley Centre, 88 Shortland Street, Auckland, Auckland, New Zealand

893	O’Farrell Leasing (Holdings) Ltd.	CR-114570	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

894	OLF, LLC	27-4650575	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

895	One Call Debt Help LLC	26-33383464	Dormant	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

897	OpenFiber Kentucky Company, LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street,Wilmington, New Castle County DE 19801, United States

901	PADUA MG HOLDINGS LLC	26-1286651	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

905	Permian Water Supply Company LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

906	Petro Tradelinks Inc.	752614982	Active	Corporation	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

910	Poseidon InvestCo GP Ireland Limited	529690	Active	Limited by Shares	Ireland	Group	Yes	Level 1 Connaught House, 1 Burlington Road, Dublin 4, Ireland

911	PT MACQUARIE CAPITAL SECURITIES INDONESIA	09.03.1.67.21972	Active	Private Company	Indonesia	Group	Yes	Indonesia Stock Exchange Tower 1, 8th Floor, Jl. Jend. Sudirman Kav. 52-53, Jakarta 12190, Indonesia

912	PT MACQUARIE COMMODITIES INDONESIA	09.03.1.05.73897	Active	Private Company	Indonesia	Group	Yes	Indonesia Stock Exchange Tower 1, 8th Floor, Jl. Jend. Sudirman Kav. 52-53, Jakarta 12190, Indonesia

913	PT MPM INDONESIA	09.03.1.70.68374	Active	Private Company	Indonesia	Group	Yes	The Indonesia Stock Exchange Building, , Tower I, 8th floor, Jalan Jend Sudirman Kav.52-53, Jakarta 12190, Indonesia

961	RC Holdings I LLC		Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

962	RC Holdings II LLC		Active	Limited Liability Company	United States	Group	Yes	CT Corporation System, 1209 Orange Street, , Wilmington DE 19801, United States

963	RED HOLLOW WIND LLC	26-5600465	Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

964	Regal Capital Advisors, LLC	26-4167476	Active	Limited Liability Company	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

965	Regal Capital Group, LLC	26-4203808	Active	Limited Liability Company	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

967	Relational Technology Services, Inc.		Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

971	RESOURCE MARINE PTE. LIMITED	200921086K	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

972	Resource Marine Pte. Limited (UK Establishment)	FC029978	Active		United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

973	Retirement Financial Services, Inc.	23-2828161	Active	Corporation	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

981	SBI Macquarie Infrastructure Management Private Limited	U74140MH2008PTC184628	Active	Private Corporation	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India

982	SBI Macquarie Infrastructure Trustee Private Limited	U93093MH2009PTC196222	Active	Private Corporation	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India

983	SELENE INVESTMENTS SINGAPORE PTE. LTD.	201420398Z	Active	Private Company	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore

984	Service Line Warranties of America, Inc.		Active	Corporation	United States	Group	Yes	CT Corporation System, 818 West 7th Street, Los Angeles CA 90017, United States

985	Service Line Warranties of America, Inc.		Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States

986	Service Line Warranties of Canada Holdings, Inc.	BC0996659	Active	Share Capital Corporation	Canada	Group	Yes	Suite 1800 - 335 Burrard Street, Vancouver BC V6C 2G8, Canada

987	Service Line Warranties of Canada, Inc.	BC0996652	Active	Share Capital Corporation	Canada	Group	Yes	Suite 1800 - 355 Burrard St, Vancouver BC V6C 2G8, Canada

988	SHELBY ENERGY HOLDINGS, LLC	20-5913622	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

989	Shichi Limited (in voluntary liquidation)	464139	In Liquidation	Limited by Shares	Ireland	Group	Yes	Chartered Corporate Services, Taney Hall, Eglinton Terrace, Dundrum, Dublin 14, Ireland

1013	South Carolina Sandy Tyger Investments, LLC	80-0852389	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

Schedule III-22

1014	Specialty Finance Holdings, Inc.		Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

1015	Sterling TC Holdings LLC		Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

1016	Sterling TC Property Owner LLC		Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

1017	Stichting Security Trustee E-MAC DE 2009-I	34298324	Active	Stichting	Netherlands	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1018	Structural Support Systems Germany GmbH	HRB80040	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

1019	Summerset Holdings LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street,Wilmington, New Castle County DE 19801, United States

1020	Summerset Property Owner LLC		Active	Limited Liability Company	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

1022	TAURUS AEROSPACE GROUP INC.	26-1233254	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

1023	Tax Ease CA, LLC	20-5474013	Active	Limited Liability Company	United States	Group	Yes	818 West Seventh St., 2nd Floor, Los Angeles CA 90017, United States

1024	Tax Ease Company LLC	37-1750174	Active	Limited Liability Company	United States	Group	Yes	1209 Orange St., Wilmington DE 19801, United States

1025	Tax Ease Employee Services Company LLC	20-2937172	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

1026	Tax Ease Financial Services, LP	75-3130882	Active	Limited Partnership	United States	Group	Yes	c/o CT Corporation System, 1999 Bryan St., Suite 900, Dallas TX 75201-3136, United States

1027	Tax Ease FL REO, LLC	41-2228674	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

1028	Tax Ease Funding GP LLC	75-3130887	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

1029	Tax Ease Funding Two, LLC	90-0909796	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

1030	Tax Ease Funding, LLC	75-3130885	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

1031	Tax Ease Holdings LLC	20-2937047	Active	Limited Liability Company	United States	Group	Yes

1032	Tax Ease Lien Investments 1 LLC	20-2937080	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

1033	Tax Ease Lien Servicing LLC	26-4377481	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

1034	Tax Ease NV LLC	46-5586117	Active	Limited Liability Company	United States	Group	Yes	311 South Division Street, Carson City NV 89703, United States

1035	Tax Ease Ohio, LLC	20-2937103	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

1036	Tax Ease PA, LLC	42-1664041	Active	Limited Liability Company	United States	Group	Yes	116 Pine St., Suite 320, Harrisburg PA 17101, United States

1039	Tension Services Holdings GmbH	HRB80044	Active	Gesellschaft mit beschränkter Haftung (GmbH)	Germany	Group	Yes	OpernTurm, Bockenheimer Landstrasse 2-4, 60306 Frankfurt am Main, Germany

1040	The Bluebell Transportation LLP	OC315196	Active	Limited Liability Partnership	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1041	The Goonzaran LLP	OC315171	Active	Limited Liability Partnership	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1042	THE MACQUARIE TOPI40 INVESTMENT TRUST		Dormant		South Africa	Group	Yes

1043	THE MF TRUST	IT1872/2007	Active		South Africa	Group	Yes	Level 6, The District, 41 Sir Lowry Road, Woodstock, Cape Town, Western Province, 7925, South Africa

1044	TN - PTH, LLC	80-0939458	Active	Limited Liability Company	United States	Group	Yes	350 N. St. Paul St., Suite 2900, Dallas TX 75201, United States

1047	Tristone Capital Global Inc.	2012853459	Active	Share Capital Corporation	Canada	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada

1048	Tristone Capital Inc.	208568022	Active	Share Capital Corporation	Canada	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada

1049	Tristone Capital SA (Argentine Branch)		Active	Private Company	Argentina	Group	Yes	San Matin 323, Piso 19, Buenos Aires, Argentina

1050	Tristone Capital SA Ltd	2012712838	Active	Share Capital Corporation	Canada	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada

1051	UCITS-Emerging Markets Fund		Active	Open-Ended Investment Company (OEIC)	Ireland	Group	No	Earlsfort Terrace, Dublin 2, Ireland

1052	UCITS-Global Estate Fund		Active	Open-Ended Investment Company (OEIC)	Ireland	Group	No	Earlsfort Terrace, Dublin, Ireland

1053	UCITS-Global Value Equity Fund		Active	Open-Ended Investment Company (OEIC)	Ireland	Group	No	Earlsfort Terrace, Dublin, Ireland

1054	UCITS-Large Cap Growth Fund		Active	Open-Ended Investment Company (OEIC)	Ireland	Group	No	Earlsfort Terrace, Dublin, Ireland

1055	UCITS-Large Cap Value Fund		Active	Open-Ended Investment Company (OEIC)	Ireland	Group	No	Earlsfort Terrace, Dublin, Ireland

1056	UK NPD Investments GP Limited	09648750	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1057	UK PPP Debt Investments Limited	8862481	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

Schedule III-23

1058	UK PPP Investments GP Limited	09316859	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1062	Utility Metering Services Limited	03705740	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1063	Utility Service Partners Private Label of Virginia Inc.	45-2982811	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States

1064	UTILITY SERVICE PARTNERS PRIVATE LABEL, INC.	20-4282684	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States

1065	UTILITY SERVICE PARTNERS, INC.	20-0258843	Active	Corporation	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

1066	VALUE LOAN MORTGAGE LLC	107-87-51612	Active	Private Company	Korea, Republic of	Group	Yes	(Yeoido-dong, 10F Credit Plaza Bldg.), 4, Gukhoedaero 74-gil, Youngdeungpo-gu, Seoul, Korea, Republic of

1067	Wala Holding 2 Limited	8692223	Active	Limited by Shares	United Kingdom	Group	Yes	2nd Floor, 13 Berkeley Street, London , W1J 8DU , United Kingdom

1068	West Portal Leasing Limited	WK-166995	Active	Exempted Company Limited by Shares	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands

1069	Winslow Lien Investments, LLC	20-2937224	Active	Limited Liability Company	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

1071	YBR Feeder GP Limited	5532426	Active	Limited by Shares	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1072	Yorkton Capital Partners II Inc.	1449995	In Liquidation	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

1073	Yorkton Capital Partners Inc.	1430727	In Liquidation	Share Capital Corporation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

1074	Yorkton Partners 2001 Fund, LP	BIN 110589777	In Liquidation	Limited Partnership	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

1075	Yorkton Private Equity Limited Partnership	BIN: 101242931	In Liquidation	Limited Partnership	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

1076	Yorkton Private Equity Non-Resident Limited Partnership	BIN: 110078755	In Liquidation	Limited Partnership	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

Schedule III-24

SCHEDULE IV

OTHER MATERIALS

The “Other Materials” are limited to the materials attached to this Schedule IV.

None.

Schedule IV-1

SCHEDULE V

EXCLUDED INFORMATION

Excluded Information consists of the items encircled in the attached pages from the Prospectus.

(see attached)

Schedule V-1

Australian Tax Considerations Taxation of Interest on US$ Notes Payments of principal and interest on the notes will be reduced by any applicable withholding taxes. The issuer trustee is not obligated to pay any additional amounts to the noteholders to cover any withholding taxes, In the opinion of Allen & Overy, Australian tax counsel for the manager, under current Australian tax laws, non-resident noteholders (who do not hold their notes in carrying on a business at or through a permanent establishment in Australia), are not subject to Australian withholding tax on payments of interest where the interest withholding tax exemption under section 128F of the Australian Tax Act applies. In the opinion of Allen & Overy, if an exemption from interest withholding tax under section 128F of the Australian Tax Act does not apply, any withholding tax applying to payments of interest will generally be a final tax and no further amount of Australian tax will be levied. One or more underwriters have agreed with the issuer trustee to offer the US$ notes for subscription or purchase in accordance with certain agreed procedures and conditions contained in the underwriting agreement. It is expected that the issuer trustee will be able to demonstrate that the relevant public offer tests under section 128F will be satisfied in relation to the issuance and sale of the US$ notes if the agreed procedures and conditions contained in the underwriting agreement are complied with. One of these conditions is that the issuer trustee must not know or have reasonable grounds to suspect that a US$ note, or an interest in a US$ note, was being, or would later be. acquired directly or indirectly by any Offshore Associates of the issuer trustee, the capital unitholder or the income unitholder. Accordingly, subject to limited exceptions, Offshore Associates of the issuer trustee, the capital unitholder or the income unitholder should not acquire the US$ notes. See “Australian Tax Matters— Taxation of Interest on US$ Notes—Non-Australian US$ Mote Owners - Interest Withholding Tax’” in the prospectus. Under current tax law, tax may be deducted on payments to an Australian resident noteholder or a non-resident holding the notes at or through a permanent establishment in Australia who does not provide the issuer trustee or intermediary with a tax file number or an Australian business number (where applicable) or proof of an appropriate exemption from quoting such numbers. Taxation of Profit on US$ Notes If a US$ Note Owner is an Australian resident for tax purposes, or a foreign resident acquiring the US$ Notes in carrying on business at or through an Australian permanent establishment, the US$ Note Owner will be assessable on any profit on disposal of the US$ Notes. Under current Australian tax law, non-resident US$ Note Owners who have never held the US$ Notes in carrying on business at or through a permanent establishment in Australia will not be subject to Australian income tax on profits derived from the sale or disposal of the US$ Notes where the profits do not have an Australian source. Prospective noteholders should obtain taxation advice from their own tax advisers in relation to the tax implications of an investment in the notes.

PLAN OF DISTRIBUTION Underwriting Under the terms and subject to the conditions contained in the Underwriting Agreement for the US$ Motes (the “Underwriting Agreement”) dated as of October [ ], 2015, among the Issuer Trustee, the Manager, Macquarie Leasing and J.P. Morgan Securities LLC, as the representative of the several Underwriters listed below (the “Underwriters”), the Issuer Trustee has agreed to sell to each of the Underwriters, and each of the Underwriters has agreed to purchase from the Issuer Trustee, the principal amount of the US$ Notes set forth opposite its name below: Principal Amount of: Underwriter Class A-l Notes Class A-2a Notes Class A-2b Notes Class A-3a Notes Class A-3b Notes Citigroup Global Markets Inc [ ] [ ] [ ] [ ] [ ] J. P. Morgan Securities LLC [ ] [ ] [ ] [ ] [ ] Macquarie Capital (USA) Inc. [ ] [ ] [ ] [ ] [ ] ANZ Securities, Inc [ ] [ ] [ ] [ ] [ ] The Underwriting Agreement provides that all classes of Notes must be issued and purchased (or retained by the Depositor or one or more of its affiliates) for any US$ Notes to be issued and purchased by the Underwriters. The Underwriting Agreement also provides that if any Underwriter defaults, the purchase commitments of the non-defaulting Underwriters may be increased or the offering may be terminated, The Class A-4 Notes will be sold in offshore transactions in reliance on Regulation. S under the Securities Act and are not offered hereby. Macquarie Bank has committed that it or Macquarie Leasing will retain a material net economic interest of not less than five percent of the outstanding principal balance of the SMART Receivables as of the Cut-Off Date at least until the Class A Notes have been paid in full. Such retained interest will initially be comprised of the Seller Notes. See “Legal Investment Considerations—European Union (“EU”) Risk Retention and Due Diligence Requirements’’ in this prospectus supplement. The UnderwrIters propose to offer the US$ Notes initially at the public offering prices on the cover page of this prospectus supplement and to selling group members at the public offering prices less a concession not in excess of the amount set forth in the following table, expressed as a percentage of the relative principal balance. The Underwriters and selling group members may reallow a discount not in excess of the amount set forth in the following table to other broker/dealers. After the initial public offering, the Underwriters may vary from time to time the public offering price, selling concessions and reallowances to dealers that are members of the Financial Industry Regulatory Authority, Inc. and other terms of sale under the Underwriting Agreement and under such selling arrangements.

Offering Restrictions Australia This prospectus is not a “Product Disclosure Statement” for the purposes of Chapter 7 of the Australian Corporations Act 2001 (Cth) and has not been lodged with the Australian Securities and Investments Commission as a disclosure document under Part 6D.2 of the Australian Corporations Act 200! (Cth). Accordingly, each of the underwriters has severally represented and agreed that it has not offered will not offer, for issue, and has not invited and will not invite applications for the issue of the US$ Notes or offer the US$ Notes for sale or invite offers to purchase the US$ Notes to a person, unless (i) the minimum amount payable to the relevant Underwriter by each person for the US$ Notes (after disregarding any amount paid or payable or lent by the Underwriter or any associate (as determined under sections 10 to 17 of the Australian Corporations Act 2001 (Cth)) of the Underwriter, on acceptance of that offer by that person is at least A$500,000 (calculated in accordance with both section 708(9) of the Australian Corporations Act 2001 (Cth) and regulation 7.1.18 of the Corporations Regulations 2001 (as amended) of the Commonwealth of Australia) (or its equivalent in another currency), or (ii) the offer, invitation or sale otherwise does not require disclosure to investors under Part 6D.2 of the Australian Corporations Act 2001 (Cth), otherwise complies with the Australian Corporations Act 2001 (Cth) and is not made to a person who is a “retail client” with in the meaning of section 761G of the Australian Corporation Act 2001 (Cth). In addition, the Underwriting Agreement contains provisions which require each of the Underwriters to take certain steps in relation to the offering of the US$ Notes so that the Issuer Trustee can establish that it has met the requirements of the Australian Income Tax Assessment Act 1936 (Cth) (see “Australian Tax Matters—Tax Status of the Trust” in the prospectus). General The Notes may not be offered or sold, directly or indirectly, and neither this prospectus supplement and the prospectus nor any form of application, advertisement or other material, may be distributed in or from or published in any country or jurisdiction, except under circumstances that will result in compliance with all applicable laws and regulations. LEGAL MATTERS Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, will pass upon certain legal matters with respect to the US$ Notes, including certain U.S. federal income tax matters for Macquarie Management and Macquarie Leasing. Allen & Overy, Sydney, Australia, have passed or will pass upon certain legal matters, including certain Australian tax matters and the enforceability of foreign judgments, with respect to the US$ Notes for Macquaric Management and Macquarie Leasing and have passed or will pass upon some legal matters with respect to the US$ Notes for Perpetual Trustee Company Limited, including the enforceability of foreign judgments against Perpetual Trustee Company Limited. Certain legal matters relating to the US$ Notes will be passed upon for the Underwriters by Mayer Brown LLP, Chicago, Illinois. EXPERTS The consolidated financial statements of Australia and New Zealand Banking Group Limited and its subsidiaries as of September 30, 2014, September 30, 2013 and September 30, 2012 and for each of the years in the three-year period ended September 30, 2014 have been incorporated by reference in this prospectus supplement in reliance upon the reports of KPMG, an independent auditor,

One or more underwriters have agreed with the Issuer Trustee to offer the US$ Notes for subscription or purchase in accordance with certain procedures intended to result in the public offer test being satisfied. Under current Australian tax law, the public offer test will not be satisfied if, at the time of issue, the Issuer Trustee knew, or had reasonable grounds to suspect, that the US$ Notes, or an interest in the US$ Notes, was being, or would later be, acquired either directly or indirectly by an Offshore Associate of the Issuer Trustee, the income unitholder of the Trust or the capital unitholder of the Trust, other than in the capacity of a dealer, manager or underwriter in relation to the placement of the US$ Notes, or in the capacity of a clearing house, custodian, funds manager or responsible entity of a registered scheme. The term “Offshore Associate” means an associate (as defined in section 128F(9) of the Australian Tax Act) of an entity that is either: a non-resident of Australia that does not acquire the US$ Notes or an interest in the US$ Notes in carrying on a business in Australia at or through a permanent establishment of the associate in Australia; or a resident of Australia that acquires the US$ Notes or an interest in the US$ Notes in carrying on a business in a country outside Australia at or through a permanent establishment of the associate in that country. The exemption under section 128F also does not apply to interest paid by the Issuer Trustee to an Offshore Associate of the Issuer Trustee, the income unitholder of the Trust or the capital unitholder of the Trust if, at the time of payment of the interest, the Issuer Trustee knows, or has reasonable grounds to suspect, that such person is an Offshore Associate and the Offshore Associate does not receive the payment in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered scheme. Accordingly, the US$ Notes should not be acquired by any Offshore Associate of the Issuer Trustee, the income unitholder of the Trust or the capital unitholder of the Trust, subject to the exceptions referred to above. The Subordinated Notes will not be offered in a manner which satisfies the public offer test in Section 128F and, accordingly, will not have the benefit of the section 128F exemption. In the event that the exemption from interest withholding tax under section 128F does not apply, an exemption or reduction may nonetheless be available in certain circumstances under an applicable double tax agreement (referred to below). Tax Treaty Exemption The Australian government has entered into a number of new or amended double tax agreements (“Tax Treaties’’) with certain countries including the United States of America, the United Kingdom, Switzerland, Norway, Finland, the Republic of France, Japan, the Republic of South Africa and New Zealand (each a “Specified Country”). The Tax Treaties, once in force, may apply to interest derived by a resident of a Specified Country in relation to a US$ Note. Where the Tax Treaties apply, withholding tax applying to interest derived by: the government of the relevant Specified Country and certain governmental authorities and agencies in the Specified Country; and

SCHEDULE VI

FORM OF OFFICER’S CERTIFICATES

MACQUARIE LEASING PTY LIMITED

OFFICER’S CERTIFICATE

[        ], 20[  ]

Reference is made to the US$ Underwriting Agreement, dated [        ], 20[  ] (the “Underwriting Agreement”) among (i) Perpetual Trustee Company Limited in its capacity as trustee of the SMART ABS Series 2015-3US Trust (the “Issuer Trustee”); (ii) Macquarie Securities Management Pty Limited (the “Manager”); (iii) Macquarie Leasing Pty Limited (“MLPL”); and (iv) [          ], as Underwriter and as Representative of [          ],[          ], and [          ] as the several Underwriters. Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement.

The undersigned, [●], in [his][her] capacity as [●] of MLPL, and not in [his][her] personal capacity, hereby certifies that [he][she] has reviewed the Underwriting Agreement, the Time of Sale Information, the Other Materials and the Prospectus and that in relation to MLPL:

(a)	the representations and warranties of MLPL contained in the Underwriting Agreement are true and correct on and as of the Closing Date, the representations and warranties of MLPL in the Transaction Documents are true and correct as of the dates as of which they are made therein and MLPL shall have complied with all material agreements and all material conditions on its part to be performed or satisfied hereunder and under the Transaction Documents at or prior to the Closing Date;

(b)	since the respective dates as of which information is provided in the Time of Sale Information, the Other Materials and the Prospectus, there has not been any material adverse change or any development involving a likely material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of MLPL or Macquarie Bank Limited, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information, the Other Materials and the Prospectus.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

Schedule VI-1

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

SIGNED BY:

Name:
Title:

Schedule VI-2

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED

OFFICER’S CERTIFICATE

[        ], 20[  ]

Reference is made to the US$ Underwriting Agreement, dated [        ], 20[  ] (the “Underwriting Agreement”) among (i) Perpetual Trustee Company Limited in its capacity as trustee of the SMART ABS Series 2015-3US Trust (the “Issuer Trustee”); (ii) Macquarie Securities Management Pty Limited (the “Manager”); (iii) Macquarie Leasing Pty Limited (“MLPL”); and (iv) [          ], as Underwriter and as Representative of [          ],[          ] and [          ] as the several Underwriters. Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement.

The undersigned, [●], in [his][her] capacity as [●] of the Manager, and not in [his][her] personal capacity, hereby certifies that [he][she] has reviewed the Underwriting Agreement, the Time of Sale Information, the Other Materials and the Prospectus and that in relation to the Manager:

(a)	the representations and warranties of the Manager contained in the Underwriting Agreement are true and correct on and as of the Closing Date, the representations and warranties of the Manager in the Transaction Documents are true and correct as of the dates as of which they are made therein and the Manager shall have complied with all material agreements and all material conditions on its part to be performed or satisfied hereunder and under the Transaction Documents at or prior to the Closing Date;

(b)	since the respective dates as of which information is provided in the Time of Sale Information, the Other Materials and the Prospectus, there has not been any material adverse change or any development involving a likely material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of the Manager or Macquarie Bank Limited, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information, the Other Materials and the Prospectus.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

Schedule VI-3

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

SIGNED BY:

Name:
Title:

Schedule VI-4

SCHEDULE VII

RATING AGENCY INFORMATION

None.

Schedule VII

SCHEDULE VIII

SELLING CONCESSIONS AND REALLOWANCE DISCOUNTS

	Selling Concessions	Reallowance Discount

Class A-1 Notes	0.060%	0.030%

Class A-2a Notes	N/A	N/A

Class A-2b Notes	0.177%	0.089%

Class A-3a Notes	0.217%	0.108%

Class A-3b Notes	0.217%	0.108%

Schedule VIII

Table of Contents

1.	PURCHASE AND SALE	4

2.	OFFERING	5

3.	DELIVERY AND PAYMENT	5

4.	REPRESENTATIONS, WARRANTIES AND COVENANTS BY UNDERWRITERS	6

5.	REPRESENTATIONS AND WARRANTIES OF THE MACQUARIE PARTIES AND THE ISSUER TRUSTEE	9

6.	COVENANTS AND AGREEMENTS BY THE MANAGER, MLPL AND THE ISSUER TRUSTEE	19

7.	CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS	24

8.	INDEMNIFICATION AND CONTRIBUTION	27

9.	TERMINATION	31

10.	EFFECTIVENESS OF AGREEMENT; DEFAULT OF UNDERWRITERS	31

11.	EXPENSES	32

12.	CONSENT TO JURISDICTION; APPOINTMENT OF AGENT TO ACCEPT SERVICE OF PROCESS	32

13.	FOREIGN TAXES	33

14.	WAIVER OF IMMUNITIES	33

15.	JUDGMENT CURRENCY	34

16.	COMPUTATIONAL MATERIALS, ABS INFORMATIONAL MATERIALS AND ELECTRONIC COPY OF PRELIMINARY PROSPECTUS	34

17.	CERTAIN MATTERS RELATING TO THE ISSUER TRUSTEE	35

18.	SUCCESSORS	36

19.	ACTIONS BY REPRESENTATIVE; NOTICES	36

20.	ABSENCE OF FIDUCIARY RELATIONSHIP	37

21.	COUNTERPARTS	37

22.	INVESTMENT IN THE US$ NOTES	37

23.	AMENDMENTS; WAIVERS	37

24.	HEADINGS	38

25.	SEVERABILITY	38

26.	GOVERNING LAW	38

27.	WAIVER OF JURY TRIAL	38

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Schedule I	Purchase Commitments
Schedule II	List of Section 128F(9) Associates of the Issuer Trustee
Schedule III	List of Section 128F(9) Associates of the Macquarie Parties
Schedule IV	Other Materials
Schedule V	Excluded Information
Schedule VI	Forms of Officer’s Certificates
Schedule VII	Rating Agency Information
Schedule VIII	Selling Concessions and Reallowance Discounts

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